As filed with the Securities and Exchange Commission on October 6, 2006

                                                  Registration No. 333-________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       [ ] Pre-Effective Amendment No. __
                       [ ] Post-Effective Amendment No. __


                         PRINCIPAL INVESTORS FUND, INC.
               (Exact name of Registrant as specified in charter)

                   680 8th Street, Des Moines, Iowa 50392-0200
              (Address of Registrant's Principal Executive Offices)

                                  800-247-4123
              (Registrant's Telephone Number, Including Area Code)

                               Michael D. Roughton
                     Counsel, Principal Investors Fund, Inc.
                         711 High Street, Suite 405 West
                           Des Moines, Iowa 50392-0200
                     (Name and Address of Agent for Service)

                        Copies of all communications to:
                                 John W. Blouch
                               Dykema Gossett PLLC
                               1300 I Street, N.W.
                           Washington, D.C. 20005-3353
                        202-906-8714; 202-906-8669 (Fax)


Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Advisors Signature Class, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Institutional Class and Class J common stock, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on November 5, 2006, pursuant to Rule 488.

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200

                                                              November ___, 2006

Dear Shareholder:

     A Special Meeting of Shareholders of Principal Investors Fund, Inc. ("PIF") will be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006 at 10 a.m., Central Time.

     At the Meeting, shareholders of the Partners LargeCap Growth Fund (the "Acquired Fund") will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") pursuant to which the Acquired Fund will be combined into the Partners LargeCap Growth Fund II (the "Acquiring Fund").

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquired Fund will receive, respectively, Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on January 12, 2007. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the proposed Reorganization.

     The Board of Directors of PIF has unanimously approved the Reorganization and concluded that it is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the
Reorganization. The investment performance of the Acquired Fund since its inception in 2002 has lagged the performance of its benchmark indices as well as an average of other mutual funds employing similar investment strategies. We have already taken steps to remedy this situation. Effective October 1, 2006, we replaced the Acquired Fund's sub-advisor with the sub-advisor that presently manages the primary investments of the Acquiring Fund. The Reorganization is another measure that we believe will benefit shareholders. With less than $150 million in assets and a below-average performance record, the Acquired Fund has little prospect for growth. On the other hand, the Acquiring Fund has a significantly larger asset base than the Acquired Fund and a performance record that compares more favorably to its benchmark index as well as its peer group average. Although past performance is no indication of future results, as compared to the Acquired Fund, the Acquiring Fund has produced superior performance returns over the one- and three-year periods ended August 31, 2006. Moreover, the investment objective, strategies and risks of the Acquiring Fund are identical to those of the Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations but with improved prospects for better performance. The combination of the Acquired and Acquiring Funds' assets also may result in greater potential for attendant reductions in overall expenses.

     The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. Finally, none of the Acquired Fund, the Acquiring Fund or their shareholders will incur any fees or expenses in connection with the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of an Acquiring Fund and reinvesting the proceeds in securities that would be compatible).

                                      * * *

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/ Prospectus, and a proxy ballot for shares of the Acquired Fund you owned as of October 6, 2006, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

     The Board of Directors of PIF has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.

     In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/ Prospectus and then complete and mail your proxy ballot(s) in the enclosed postage-paid envelope, allowing sufficient time for its receipt by _____________, 2006. To vote by touch-tone telephone or via the Internet, follow the instructions on the proxy ballot.

     We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-247-4123.


                                  Sincerely,

                                  /s/ RALPH C. EUCHER
                                  Ralph C. Eucher
                                  President and Chief Executive Officer

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Partners LargeCap Growth Fund:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Partners LargeCap Growth Fund, a series of Principal Investors Fund, Inc. ("PIF"), will be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006 at 10 a.m., Central Time. The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal Approval of a Plan of Reorganization providing for the reorganization of the Partners LargeCap Growth Fund into the Partners LargeCap Growth Fund II.


         A Proxy Statement/Prospectus providing information about the Proposal to be voted on at the Meeting is included with this notice.

         The Board of Directors of PIF recommends that shareholders vote FOR the Proposal.

         Approval of the Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Partners LargeCap Growth Fund.

         Each shareholder of record at the close of business on October 6, 2006 is entitled to receive notice of and to vote at the Meeting.

         Please read the attached Proxy Statement/Prospectus.


                                           By order of the Board of Directors

                                           /s/ RALPH C. EUCHER
                                           Ralph C. Eucher
                                           President and Chief Executive Officer

November ___, 2006
Des Moines, Iowa

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200

                                  ------------
                           PROXY STATEMENT/PROSPECTUS
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2006

                        RELATING TO THE REORGANIZATION OF
                     THE PARTNERS LARGECAP GROWTH FUND INTO
                      THE PARTNERS LARGECAP GROWTH FUND II

         This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Directors") of Principal Investors Fund, Inc. ("PIF") of proxies to be used at a Special Meeting of Shareholders of PIF to be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006, at 10 a.m., Central Time (the "Meeting").

         At the Meeting, shareholders of the Partners LargeCap Growth Fund, a series of PIF (the "Acquired Fund"), will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") providing for the reorganization of the Acquired Fund into the Partners LargeCap Growth Fund II, also a series of PIF (the "Acquiring Fund").

         Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquired Fund will receive, respectively, Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on January 12, 2007 (the "Effective Time"). All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Plan of Reorganization, which is attached hereto as Appendix A.

         This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PIF contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected those Funds during their fiscal year ended October 31, 2005. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

         A Statement of Additional Information dated November __, 2006 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. The Prospectuses and Statement of Additional Information of PIF (the "PIF Prospectus" and the "PIF SAI," respectively), each dated March 1, 2006 and as supplemented, have been filed with the SEC and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PIF at the address noted above or by calling our shareholder services department toll free at 1-800-247-4123. You may also call our shareholder services department toll fee at 1-800-247-4123 if you have any questions regarding the Reorganization.

         PIF is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC's Public Reference Room.

         The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

           The date of this Proxy Statement/Prospectus is November___, 2006.

                                TABLE OF CONTENTS

                                                                                                      Page
Introduction        ..................................................................................
Overview of the Proposed Reorganization...............................................................
Proposal            Approval of a Plan of Reorganization providing for the reorganization of the
                    Partners LargeCap Growth Fund into the Partners LargeCap Growth Fund II.......
Risks of Investing in the Funds.......................................................................
Certain Investment Strategies and Related Risks of the Acquiring Fund.............................
Information About the Reorganization..................................................................
                    Plan of Reorganization............................................................
                    Reason for the Reorganization.....................................................
                    Board Consideration of the Reorganization.........................................
                    Description of Securities to Be Issued............................................
                    Federal Income Tax Consequences...................................................
Capitalization      ..................................................................................
Additional Information About the Funds ...............................................................
                    Multiple Classes of Shares........................................................
                    Costs of Investing in the Funds...................................................
                    Rule 12b-1 Fees...................................................................
                    Dividends and Distributions.......................................................
                    Pricing of Fund Shares............................................................
                    Purchases, Redemptions and Exchanges of Shares....................................
                    Frequent Purchases and Redemptions................................................
Voting Information....................................................................................
Outstanding Shares and Share Ownership................................................................
Financial Highlights..................................................................................
Financial Statements..................................................................................
Legal Matters.........................................................................................
Other Information.....................................................................................

Appendix A           Plan of Reorganization...........................................................  A-1

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished in connection with the solicitation by PIF's Board of Directors (the "Board" or "Directors") of proxies to be used at a Special Meeting of Shareholders of the Acquired Fund to be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006, at 10 a.m., Central Time (the "Meeting"). The purpose of the Meeting is for shareholders of the Acquired Fund to consider and vote upon the proposed reorganization of the Acquired Fund into the Acquiring Fund. All shareholders of record of the Acquired Fund at the close of business on October 6, 2006 (the "Record Date") are entitled to one vote for each share (and fractional votes for fractional shares) of the Acquired Fund held on the Record Date.

         Principal Investors Fund, Inc. and the Acquired and Acquiring Funds. PIF is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PIF currently offers 55 separate series (the "PIF Funds"), including the Partners LargeCap Growth Fund and the Partners LargeCap Growth Fund II. The shares of the Acquired and Acquiring Funds are offered in a number of classes primarily to insurance company separate accounts, retirement plans and individual retirement accounts. The sponsor of PIF is Principal Life Insurance Company ("Principal Life"), the investment advisor to each of the Acquired Funds and the Acquiring Funds is Principal Management Corporation ("PMC") and the principal underwriter for PIF is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"). Their address is the Principal Financial Group, Des Moines, Iowa 50392-0200.

         Pursuant to an investment advisory agreement with PIF with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with sub-advisors with respect to the Acquired and Acquiring Funds as follows:

             Acquired Fund                                             Sub-Advisor
     Partners LargeCap Growth Fund          American Century Investment Management, Inc. ("American Century")
                                                               (effective October 1, 2006)

            Acquiring Fund                                             Sub-Advisors
   Partners LargeCap Growth Fund II                                  American Century
                                                             BNY Investment Advisors ("BNY")

         Each of PMC and the sub-advisors is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Under its sub-advisory agreement, each sub-advisor assumes the obligations of PMC to provide investment advisory services for a specific Fund. Sub-advisors to the Acquired and Acquiring Funds are compensated by PMC, not by the Funds.

         American Century was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2005, American Century managed $100.9 billion in assets. BNY, a separately identifiable division of The Bank of New York, is located at 1633 Broadway, New York, New York 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States, with over $102 billion in assets. The Bank of New York began offering investment services in the 1830s and as of December 31, 2005, managed more than $102 billion in investments for institutions and individuals.

                     OVERVIEW OF THE PROPOSED REORGANIZATION

     At its meeting held on September 11, 2006, the Board of Directors, including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PIF (the "Independent Directors"), approved a Plan of Reorganization (the "Plan") providing for the reorganization of the Acquired Fund into the Acquiring Fund. The Board of Directors concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization. The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund.

     As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder's shares of the Acquired Fund, as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Effective Time"). The closing date of the Reorganization is expected to be January 12, 2007. Holders of Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquired Fund will receive, respectively, Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund. All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Plan of Reorganization, which is attached hereto as Appendix A.

     The Reorganization will permit PIF to substitute for the Acquired Fund an Acquiring Fund that the Board believes will better serve the interests of shareholders. The investment performance of the Acquired Fund since its inception in 2002 has lagged the performance of its benchmark indices as well as an average of other mutual funds employing similar investment strategies. Consequently, PMC recently recommended, and the Board approved, replacing the Acquired Fund's sub-advisor with American Century, the sub-advisor that presently manages the primary investments of the Acquiring Fund. This change took effect on October 1, 2006. The Reorganization is another measure that PMC and the Board believe will benefit shareholders. With less than $150 million in assets and a below-average performance record, the Acquired Fund has little prospect for growth. On the other hand, the Acquiring Fund has a significantly larger asset base than the Acquired Fund and a performance record that compares more favorably to its benchmark index as well as its peer group average. Although past performance is no indication of future results, as compared to the Acquired Fund, the Acquiring Fund has produced superior performance returns over the one- and three-year periods ended August 31, 2006. Moreover, the investment objective, strategies and risks of the Acquiring Fund are identical to those of the Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations but with improved prospects for better performance. The combination of the Acquired and Acquiring Funds' assets also may result in greater potential for attendant reductions in overall expenses.

     The  factors  that  the  Board   considered  in  deciding  to  approve  the
Reorganization are discussed below under "Information About the Reorganization - Board Consideration of the Reorganization."

     In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See "Information About the Reorganization - Federal Income Tax Consequences."

     The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See "Additional Information About the Funds - Purchases, Redemptions and Exchanges of Shares."

         None of the Acquired Fund, Acquiring Fund or their shareholders will incur any fees or expenses in connection with the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible; these costs, however, are expected to be negligible because the Acquired Fund is managed by the same sub-advisor as the Acquiring Fund and the sub-advisor employs the same investment strategies for both Funds).

                                    PROPOSAL

               APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR
                         THE REORGANIZATION OF THE PARTNERS LARGECAP GROWTH FUND
                    INTO THE PARTNERS LARGECAP GROWTH FUND II

                         Overview of the Reorganization

         Shareholders of the Partners LargeCap Growth Fund (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the Partners LargeCap Growth Fund II (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   Comparison of Acquired and Acquiring Funds

                 Partners LargeCap Growth Fund                        Partners LargeCap Growth Fund II
                        (Acquired Fund)                                       (Acquiring Fund)

Approximate Net Assets as of 7/31/06 (unaudited):
      $149,438,991                                          $859,561,800


Investment Adviser:
      Principal Management Corporation ("PMC")              PMC

Sub-Advisor and Portfolio Manager(s):
      American Century Investment Management, Inc. ("American Century") serves as sub-advisor to both the Acquired and Acquiring Funds. American Century assumed responsibility for the day-to-day management of the Acquired Fund effective October 1, 2006 and has been responsible for the day-to-day management of the Acquiring Fund since its inception in December 2000.
      When  the  Board  approved   American  Century  as  the  Acquired   Fund's
      sub-advisor, it also approved changing the investment strategies of the Acquired Fund to make them identical to the investment strategies of the Acquiring Fund. Since assuming responsibility for the management of the Acquired Fund, American Century has realigned the Acquired Fund's portfolio by disposing of investments that were not compatible with Acquired Fund's new investment strategies and acquiring investments that are compatible.

      The American Century portfolio managers for the Acquired and Acquiring Funds are:

      --E.A. Prescott LeGard, CFA.  Mr. LeGard is a Vice    --Gregory J. Woodhams, CFA.  Mr. Woodhams is a Vice
      President and Portfolio Manager for American          President and Senior Portfolio Manager for American
      Century.  Mr. LeGard joined the company in 1999.      Century.  Mr. Woodhams has worked in the financial
      Before joining the company, he was an Equity          industry since 1992 and joined American Century in
      Analyst for USAA Investment Management where he       1997.  Previously, he was Vice President and
      analyzed technology companies.  He has worked in      Director of Equity Research at Texas Commerce
      the investment industry since 1993.  Mr. LeGard       Bank.  Mr. Woodhams holds a Bachelor's degree in
      holds a BA degree in Economics from DePauw            Economics from Rice University and a Master's
      University.  He has earned the right to use the       degree in Economics from the University of
      Chartered Financial Analyst designation.              Wisconsin at Madison.  He has earned the right to
                                                            use the Chartered Financial Analyst designation.

                                                            BNY Investment
                                                            Advisors ("BNY")
                                                            manages the
                                                            Acquiring Fund's
                                                            "cash buffer." BNY
                                                            has been managing
                                                            the Acquiring Fund's
                                                            cash buffer since
                                                            March 1, 2006.

                                                            The BNY portfolio managers are:
                                                            --Edward J. Von Sauers.  Mr. Von Sauers joined BNY
                                                            Asset Management in 1987.  As Division Head of
                                                            Short Term Money Management, he has overall
                                                            responsibility for $29 billion in short term fixed
                                                            income assets.  Mr. Von Sauers is a member of the
                                                            Bank's Investment Policy Committee.  Prior to
                                                            joining the Bank, he was a portfolio manager for
                                                            the New York State Power Authority.  Mr. Von Sauers
                                                            earned both a BBA and an MBA in Finance from Pace
                                                            University.

                                                            --Kurt Zyla. Mr.
                                                            Zyla is the Managing
                                                            Director and
                                                            Division Head of
                                                            Index Fund
                                                            Management at BNY.
                                                            Prior to managing
                                                            the Division in
                                                            1998, he was an
                                                            index portfolio
                                                            manager and worked
                                                            in the Special
                                                            Investment Products
                                                            area, focusing on
                                                            portfolio
                                                            transitions/liquidations
                                                            and equity
                                                            derivative product
                                                            strategies. Before
                                                            joining BNY in 1989,
                                                            Mr. Zyla worked in
                                                            the Specialty
                                                            Chemical's Division
                                                            of Engelhard
                                                            Corporation in the
                                                            areas of technical
                                                            sales and product
                                                            management. He
                                                            earned a BS in
                                                            Chemical Engineering
                                                            from New Jersey
                                                            Institute of
                                                            Technology and an
                                                            MBA from New York
                                                            University's Stern
                                                            School of Business.

Investment Objective:
      Both the Acquired and Acquiring Fund seek long-term growth of capital.

Principal Investment Strategies:
      The principal investment strategies of the Acquired Fund recently were changed to reflect the investment philosophy of the Acquired Fund's new sub-advisor, American Century. These strategies are identical to those of the Acquiring Fund. The only difference between the Acquired and Acquiring Funds, in terms of portfolio management, is that the Acquiring Fund has an additional sub-advisor, BNY, that manages the Acquiring Fund's cash buffer, as described below.

      Under normal market conditions, each Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of June 30, 2006, this range was between approximately $1.6 billion and $364.7 billion)) at the time of purchase.

      American Century selects stocks of companies it believes will increase in value over time using a growth investment strategy it developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.

      American Century uses a bottom-up approach to select securities to buy for each Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies it believes will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.

      American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep each Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, each Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help each Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of each Fund's assets may be invested in foreign securities.

      PMC has selected BNY as sub-advisor for the Acquiring Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Acquiring Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). PMC believes that, over the long term, this strategy will enhance the investment performance of the Fund.


Portfolio Turnover Rates:
      The Acquired Fund's portfolio turnover rates were:    The Acquiring Fund's portfolio turnover rates were:
      -- 95.2% for the six months ended 4/30/06             -- 133.3% for the six months ended 4/30/06
      (unaudited) (annualized);                             (unaudited) (annualized);
      -- 87.9% for the fiscal year ended 10/31/05; and      -- 95.2% for the fiscal year ended 10/31/05; and
      -- 129.3% for the fiscal year ended 10/31/04.         -- 124.7% for the fiscal year ended 10/31/04.

Hedging Strategies:
      Each Fund is authorized to use derivative instruments (financial arrangements the value of which is based on, or derived from, a security, asset or market index) such as options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

Temporary Defensive Investing:
      For temporary defensive purposes in times of unusual or adverse market conditions, both the Acquired Fund and the Acquiring Fund may invest in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

               Comparison of Investment Objectives and Strategies

         The investment objectives of the Acquired and Acquiring Funds are identical as both seek long-term growth of capital. Moreover, the principal investment strategies of both Funds are identical as they pursue their objectives by investing primarily in equity securities issued by companies with large capitalizations using American Century's bottom-up approach to selecting stocks. Both the Acquired and Acquiring Funds employ a growth stock investing approach, seeking out large cap companies that American Century believes are poised for growth based on analyses of various factors including financial strength, competitive position and revenue and earnings growth. Both Funds also may invest up to 25% of their assets in foreign securities. The only difference between the Acquired and Acquiring Fund is that BNY manages the cash assets of the Acquiring Fund whereas American Century manages the Acquired Fund's entire portfolio, which includes the cash portion. BNY will invest the Acquiring Fund's cash buffer in S&P Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). PMC believes that, over the long term, this strategy will enhance the investment performance of the Fund.

         Additional information about the investment strategies and the types of securities in which the Acquiring Fund may invest is discussed below under "Certain Investment Strategies and Related Risks of the Acquiring Fund" as well as in the Statement of Additional Information.

         The investment objective of each Fund may be changed by the Board without shareholder approval. Each Fund has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in securities of large capitalization companies. Each Fund will provide 60 days' notice to shareholders prior to implementing a change in this policy.

         The Statement of Additional Information provides further information about the portfolio managers for the Funds, including information about compensation, other accounts managed and ownership of fund shares.

                    Comparison of Principal Investment Risks

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have identical investment objectives and strategies as described above, they have substantially the same risks. These include the following risks:

-- Stock Market Volatility Risk       -- Growth Stock Risk                  -- Foreign Securities Risk

-- Interest Rate Risk                 -- Hedging Strategy Risk

         All of the above named risks are described below under "Risks of Investing in the Funds" and more fully described in the PIF Prospectus and the Statement of Additional Information.

                         Fees and Expenses of the Funds

         The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the reorganization of the Acquired and Acquiring Funds takes place, holders of Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquired Fund will receive, respectively, Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in the PIF Prospectus.

Shareholder Fees (fees paid directly from your investment)

         The following table shows the fees and expenses you may pay when you buy and hold shares of the Acquired Fund and the Acquiring Fund. Each class of shares of the Acquired Fund has the same shareholder fees as the corresponding class of shares of the Acquiring Fund.

                               Advisors        Advisors        Advisors
                              Preferred         Select         Signature      Class J      Institutional     Preferred     Select
                              ----------                       ---------      -------      -------------     ---------     ------
Maximum sales charge
(load) imposed on
purchases                        None            None             None         None            None            None         None
(as a % of offering price)

Maximum Contingent
Deferred Sales Charge
(CDSC) (as a % of dollars        None            None             None       1.00%(1)          None            None         None
subject to charge)

Redemption or Exchange
Fee (as a % of amount
redeemed/ exchanged)             None            None             None       1.00%(2)          None            None         None

-----------------------
(1) A CDSC applies on certain redemptions made within 18 months following purchase.
(2) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged for another PIF Fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Reorganization.


Fees and Expenses as a % of average daily net assets

         The following table shows: (a) the ratios of expenses to average net assets of the Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the expense ratios of the Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund for the fiscal year ended October 31, 2005; and (c) the pro forma expense ratios of the Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2005.

                         Annual Fund Operating Expenses
                                                                                               Total Fund    Fee Waiver /
                                                   Management                      Other        Operating       Expense       Net
                                                      Fees        12b-1 Fees      Expenses      Expenses     Reimbursement  Expenses
                                                      ----        ---------       --------      --------     -------------  --------
(a) Partners LargeCap Growth Fund   Advisors          1.00%          0.25%        0.32%(1)        1.57%
                                    Preferred
(Acquired Fund)                     Advisors          1.00%          0.30%        0.45%(1)        1.75%
                                    Select
                                    Advisors          1.00%          0.35%        0.53%(1)        1.88%
                                    Signature
                                    Class J           1.00%          0.50%         0.63%          2.13%          0.38%(2)     1.75%
                                    Institutional     1.00%          None           None          1.00%
                                    Preferred         1.00%          None         0.26%(1)        1.26%
                                    Select            1.00%          0.10%        0.28%(1)        1.38%

(b) Partners LargeCap Growth Fund   Advisors          1.00%          0.25%        0.32%(1)        1.57%
II                                  Preferred
(Acquiring Fund)                    Advisors          1.00%          0.30%        0.45%(1)        1.75%
                                    Select
                                    Advisors          1.00%          0.35%        0.53%(1)        1.88%
                                    Signature
                                    Class J           1.00%          0.50%         0.50%          2.00%          0.25%(2)     1.75%
                                    Institutional     1.00%          None           None          1.00%
                                    Preferred         1.00%          None         0.26%(1)        1.26%
                                    Select            1.00%          0.10%        0.28%(1)        1.38%

(c) Partners LargeCap Growth Fund   Advisors          1.00%          0.25%        0.32%(1)        1.57%
II                                  Preferred
(Acquiring Fund)                    Advisors          1.00%          0.30%        0.45%(1)        1.75%
(Pro forma assuming                 Select
Reorganization)
                                    Advisors          1.00%          0.35%        0.53%(1)        1.88%
                                    Signature
                                    Class J           1.00%          0.50%         0.50%          2.00%          0.25%(2)     1.75%
                                    Institutional     1.00%          None           None          1.00%
                                    Preferred         1.00%          None         0.26%(1)        1.26%
                                    Select            1.00%          0.10%        0.28%(1)        1.38%

-----------------------
(1) The "other expenses" category for these classes of shares of the Acquired and Acquiring Funds is comprised of:

                               Advisors Preferred   Advisors Select  Advisors Signature    Preferred    Select
Service Fee                          0.17%               0.25%              0.25%            0.15%       0.15%
Administrative Service Fee           0.15%               0.20%              0.28%            0.11%       0.13%

(2) PMC has contractually agreed to limit the expenses of the Class J shares of the Acquired and Acquiring Funds and, if necessary, pay expenses normally payable by that Class through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.75%.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

                                                                               1 Year       3 Years      5 Years       10 Years
If you sell your shares at the end of the period:
Partners LargeCap Growth Fund
(Acquired Fund)                                        Advisors Preferred       $160         $496          $855         $1,867
                                                       Advisors Select          $178         $551          $949         $2,062
                                                       Advisors Signature       $191         $591         $1,016        $2,201
                                                       Class J                  $278         $624         $1,103        $2,427
                                                       Institutional            $102         $318          $552         $1,225
                                                       Preferred                $128         $400          $692         $1,523
                                                       Select                   $140         $437          $755         $1,657

Partners LargeCap Growth Fund II
(Acquiring Fund)                                       Advisors Preferred       $160         $496          $855         $1,867
                                                       Advisors Select          $178         $551          $949         $2,062
                                                       Advisors Signature       $191         $591         $1,016        $2,201
                                                       Class J                  $278         $599         $1,051        $2,304
                                                       Institutional            $102         $318          $552         $1,225
                                                       Preferred                $128         $400          $692         $1,523
                                                       Select                   $140         $437          $755         $1,657

Partners LargeCap Growth Fund II
(Acquiring Fund) (Pro forma assuming Reorganization)   Advisors Preferred       $160         $496          $855         $1,867
                                                       Advisors Select          $178         $551          $949         $2,062
                                                       Advisors Signature       $191         $591         $1,016        $2,201
                                                       Class J                  $278         $599         $1,051        $2,304
                                                       Institutional            $102         $318          $552         $1,225
                                                       Preferred                $128         $400          $692         $1,523
                                                       Select                   $140         $437          $755         $1,657

If you do not sell your shares at the
end of the period:
Partners LargeCap Growth Fund (Acquired Fund)          Class J                  $178         $624         $1,103        $2,427
Partners LargeCap Growth Fund II (Acquiring Fund)      Class J                  $178         $599         $1,051        $2,304
Partners LargeCap Growth Fund II (Acquiring Fund)      Class J                  $178         $599         $1,051        $2,304
(Pro forma assuming Reorganization)

Investment Management Fees/Sub-Advisory Arrangements

         The Acquired Fund and the Acquiring Fund each pay their investment advisor, PMC, an advisory fee, which is calculated as a percentage of each Fund's average daily net assets pursuant to the following fee schedules:

       Partners LargeCap Growth Fund          Partners LargeCap Growth Fund II
              (Acquired Fund)                         (Acquiring Fund)
     1.00% of the first $500 million;         1.00% of the first $500 million;
      0.98% of the next $500 million;          0.98% of the next $500 million;
      0.96% of the next $500 million;          0.96% of the next $500 million;
 0.95% of the excess over $1.5 billion of        0.95% of the excess over $1.5
         average daily net assets.           billion of average daily net assets

         American Century directly manages the assets of both the Acquired and Acquiring Funds as their sub-advisor. BNY manages the cash buffer portion of the Acquiring Fund's portfolio. For their services as sub-advisors to the Acquired and Acquiring Funds, American Century and BNY are paid a sub-advisory fee by PMC, not by the Acquired or Acquiring Fund.

         A discussion of the basis of the Board of Directors' approval of the advisory and sub-advisory agreements with respect to the Acquiring Fund, and the advisory agreement with respect to the Acquired Fund, is available in PIF's Annual Report to Shareholders for the fiscal year ended October 31, 2005.

                                   Performance

         The bar charts below show how each Fund's total return has varied year-by-year, while the tables below show each Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of each Fund's risks. Past performance does not indicate future results.

         The bar chart for each Fund shows performance for its Institutional shares. Performance for Institutional shares will be higher than performance for other share classes of the Funds because Institutional shares have lower expenses than the other share classes.

Year-By-Year Total Return (%) as of 12/31 Each Year

Partners LargeCap Growth Fund (Acquired Fund)

[INSERT BAR CHART ACQUIRED FUND]

-------------- ----------- ---------- ---------- ----------
     N/A          N/A       23.50%      2.67%      3.33%
-------------- ----------- ---------- ---------- ----------
-------------- ----------- ---------- ---------- ----------
    2001          2002       2003       2004       2005
-------------- ----------- ---------- ---------- ----------

The year-to-date return as of September 30, 2006 is -1.79%

Highest return for a quarter
       during the period of the bar chart above:  Q2 `03            11.69%

Lowest return for a quarter
       during the period of the bar chart above:  Q3 `04            -5.38%


Partners LargeCap Growth Fund II (Acquiring Fund)

[INSERT BAR CHART ACQUIRING FUND]

-------------- ----------- ---------- ---------- -----------
   -17.88%      -25.95%     26.08%      9.31%      4.75%
-------------- ----------- ---------- ---------- -----------
-------------- ----------- ---------- ---------- -----------
    2001          2002       2003       2004        2005
-------------- ----------- ---------- ---------- -----------

The year-to-date return as of September 30, 2006 is 3.56%

Highest return for a quarter during
       the period of the bar chart above:        Q4 '01            14.51%
Lowest return for a quarter during
       the period of the bar chart above:        Q1 '01           -19.60%

Average Annual Total Returns (%) for periods ended December 31, 2005

                                                               Past 1 Year      Since Inception(1)
                                                               -----------      ---------------
Partners LargeCap Growth Fund (Acquired Fund)
--Class J                                                         1.59%                8.52%
--Advisors Preferred                                              2.75%                8.80%
--Advisors Select                                                 2.59%                8.63%
--Advisors Signature                                              2.47%              8.46%(2)
--Institutional     (before taxes)                                3.33%                9.41%
          (after taxes on distributions)(3)                       3.21%                9.07%
          (after taxes on distributions and sale of shares)       2.27%                8.08%
--Preferred                                                       3.15%                9.18%
--Select                                                          3.07%                9.06%
          Russell 1000 Growth Index*                              5.26%               13.23%
          S&P 500 Index*                                          4.91%               14.39%
          Morningstar Large Growth Category*                      6.46%               14.01%

                                                                   Past 1 Year       Past 5 Years     Since Inception(4)
                                                                   -----------       ------------     ---------------
Partners LargeCap Growth Fund II (Acquiring Fund)
--Class J                                                             3.00%             -3.37%              -4.47%
--Advisors Preferred                                                  4.14%             -3.13%              -4.23%
--Advisors Select                                                     3.91%             -3.29%              -4.39%
--Advisors Signature                                                  3.80%             -3.42%              -4.51%
--Institutional     (before taxes)                                    4.75%             -2.57%              -3.67%
          (after taxes on distributions)(3)                           4.56%             -2.66%              -3.76%
          (after taxes on distributions and sale of shares)           3.32%             -2.17%              -3.09%
--Preferred                                                           4.47%             -2.87%              -3.96%
--Select                                                              4.23%             -2.96%              -4.05%
          Russell 1000 Growth Index*                                  5.26%             -3.58%              -3.58%
          Morningstar Large Growth Category*                          6.46%             -3.36%              -3.07%

------------------

*    Index performance does not reflect deductions for fees, expenses or taxes.

(1) Lifetime results are measured from the date each class of shares of the Acquired Fund, other than Advisors Signature, was first sold (December 30,
     2002). See note (2) below regarding Advisors Signature shares of the Acquired Fund.

(2) The Advisors Signature shares of the Acquired Fund were first sold on November 1, 2004. The other classes of the Acquired Fund were first sold on December 30, 2002. For periods prior to the date on which the Advisors Signature class began operations, its returns are based on the performance of the Acquired Fund's Institutional class shares adjusted to reflect the fees and expenses of the Advisors Signature class. The adjustments result in performance (for the periods prior to the date the Advisors Signature class began operations) that is no higher than the historical performance of the Institutional class shares.

(3) After-tax performance is shown for Institutional class shares only. The after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Class J shares of the Acquiring Fund were first sold on March 1, 2001, the Advisors Signature shares of the Acquiring Fund were first sold on November 1, 2004 and lifetime results for all share classes are measured from the date the Acquiring Fund commenced operations. All classes of the Acquiring Fund, except for Class J and Advisors Signature, were first sold on December 6, 2000. For periods prior to the date on which each of the Class J and Advisors Signature classes began operations, its returns are based on the performance of the Acquiring Fund's Institutional class shares adjusted to reflect the fees and expenses of the applicable class. The adjustments result in performance (for the periods prior to the date the applicable class began operations) that is no higher than the historical performance of the Institutional class shares.

                         RISKS OF INVESTING IN THE FUNDS

         The principal risks of investing in the Acquired Fund and the Acquiring Fund are stated above. Each of these risks is summarized below. These and other risks of investing in the Acquired and the Acquiring Funds are more fully described in the PIF Prospectus and the PIF SAI.

         Both Funds are subject to the risk that their principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of each Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund's assets rise or fall, the Fund's share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk. These include:

Stock Market Volatility. The net asset value of the Funds' shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Funds may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

Growth Stock Risk. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

Foreign Securities Risk. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact each Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

Interest Rate Risk. Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, a fund may have to reinvest the proceeds in securities with lower rates. In addition, the funds' appreciation may be limited by issuer call options having more value during times of declining interest rates.

Hedging Strategy Risk. The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The sub-advisor believes the use of these instruments will benefit each Fund. However, a Fund's performance could be worse than if the Fund had not used such instruments if the sub-advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

                        CERTAIN INVESTMENT STRATEGIES AND
                       RELATED RISKS OF THE ACQUIRING FUND

         This section provides information about certain investment strategies and related risks of the Acquiring Fund. The Statement of Additional Information contains additional information about investment strategies and their related risks.

Market Volatility

         Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Repurchase Agreements and Loaned Securities

         The Acquiring Fund may invest a portion of its assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

         The Acquiring Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty's collateral invested by the fund declines in value as a result of investment losses.

Reverse Repurchase Agreements

         The Acquiring Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties that the sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the fund, although the fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

Currency Contracts

         The Acquiring Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency).

         Hedging is a technique used in an attempt to reduce risk. If the fund's sub-advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment strategy, these techniques could result in a loss. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

Forward Commitments

         The Acquiring Fund may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for the fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants

         The Acquiring Fund may invest in warrants, although this is not a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Initial Public Offerings ("IPOs")

         An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

         When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives

         To the extent permitted by its investment objectives and policies, the Acquiring Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

         Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

         Generally, the Acquiring Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

         -- the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub-advisor anticipated;
         -- the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
         --the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and
         --the counterparty may fail to perform its obligations.

Convertible Securities

         Convertible securities are fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.

         Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         The Acquiring Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.

Foreign Investing

         The Acquiring fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

         -- companies with their principal place of business or principal office outside the U.S.; and
         -- companies for which the principal securities trading market is outside the U.S.

         Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Acquiring Fund seeks the most favorable net results on its portfolio transactions.

         Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If the Acquiring Fund is unable to make intended security purchases due to settlement problems, it may miss attractive investment opportunities. In addition, the Acquiring Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

         With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors.

         Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a fund's portfolio. A fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

         A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

         Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

         -- increased social, political and economic instability;
         -- a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
         -- lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
         -- foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
         -- relatively new capital market structure or market-oriented economy; -- the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
         -- restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
         -- possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

         In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

         Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

         Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

         The Acquiring Fund may hold securities of small and medium capitalization companies. Market capitalization is defined as total current market value of a company's outstanding common stock.

         Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

         Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures

         From time to time, as part of its investment strategy, the Acquiring Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

         There is no limit on the extent to which the funds may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.

Portfolio Turnover

         "Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

         Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the fund) that may have an adverse impact on fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the fund are sold during the year).

         Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

                      INFORMATION ABOUT THE REORGANIZATION

                             Plan of Reorganization

         The Acquired Fund has entered into a Plan of Reorganization with the Acquiring Fund. The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

         Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be January 12, 2007, assuming shareholder approval of the Plan, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time of the Reorganization.

         Immediately after the Effective Time of the Reorganization, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares you own in exchange for all your Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time of the Reorganization, the Acquired Fund will be dissolved in accordance with applicable law.

         The consummation of the transactions contemplated by the Plan is subject to the approval of the Plan by the shareholders of the Acquired Fund. The Plan may be amended, but no amendment may be made which in the opinion of the Board of Directors would materially adversely affect the interests of the shareholders of the Acquired Fund after they have approved the Plan. The Board of Directors may terminate the Plan at any time before the Effective Time of the Reorganization if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders.

         Under the Plan, the expenses of the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible) will be borne by PMC. Trading costs associated with portfolio repositioning in connection with the Reorganization are expected to be negligible because the Acquired Fund is managed by the same sub-advisor as the Acquiring Fund, and the sub-advisor employs the same investment strategies for both Funds If portfolio repositioning occurs, it may result in the realization of taxable capital gains which will be distributed to shareholders of the Acquired Fund prior to the Reorganization. Expenses expected to be incurred in connection with the Reorganization include, but are not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

         If the Plan is not approved by the shareholders of the Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. The Board, including all the Independent Directors (defined below), recommends that shareholders vote FOR the Proposal.

                         Reasons for the Reorganization

         The Reorganization will permit PIF to substitute for the Acquired Fund an Acquiring Fund that the Board believes will better serve the interests of shareholders. The investment performance of the Acquired Fund since its inception in 2002 has lagged the performance of its benchmark indices as well as an average of other mutual funds employing similar investment strategies. Consequently, PMC recently recommended, and the Board approved, replacing the Acquired Fund's sub-advisor with American Century, the sub-advisor that presently manages the primary investments of the Acquiring Fund. This change took effect on October 1, 2006. The Reorganization is another measure that PMC and the Board believe will benefit shareholders. With less than $150 million in assets and a below-average performance record, the Acquired Fund has little prospect for growth. On the other hand, the Acquiring Fund has a significantly larger asset base than the Acquired Fund and a performance record that compares more favorably to its benchmark index as well as its peer group average. Although past performance is no indication of future results, as compared to the Acquired Fund, the Acquiring Fund has produced superior performance returns over the one- and three-year periods ended August 31, 2006. Moreover, the investment objective, strategies and risks of the Acquiring Fund are identical to those of the Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations but with improved prospects for better performance. The combination of the Acquired and Acquiring Funds' assets also may result in greater potential for attendant reductions in overall expenses.

                    Board Consideration of the Reorganization

         The Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act) of the Acquired Fund (the "Independent Directors"), considered the Reorganization at meetings held on June 12, 2006 and September 11, 2006. The Board considered information about the Reorganization presented by PMC, and the Independent Directors were assisted by independent legal counsel and an independent consultant. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the September 11, 2006 meeting, the Board of Directors unanimously approved the Reorganization after concluding that the Acquired Fund's participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization.

         In determining whether to approve the Reorganization and recommend its approval to shareholders, the Board of Directors made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1) the identical investment objectives shared by each Fund as well as each Fund's identical investment strategies and risks;

(2) the absence of any differences between each Fund's fundamental and non-fundamental policies;

(3) the determination by the Board that it was in the best interests of the Acquired Fund to approve the change in sub-advisor to American Century prior to the Reorganization, and the estimated explicit trading costs associated with disposing of any portfolio securities that would not be compatible with the new sub-advisor's investment style and strategies and reinvesting the proceeds in securities that would be compatible;

(4) estimated explicit trading costs associated with disposing of any portfolio securities and reinvesting the proceeds in connection with the Reorganization resulting from the completion of the realignment of the portfolio;

(5) expense ratios and available information regarding the fees and expenses of the Acquired Fund and the Acquiring Fund;

(6) comparative investment performance of and other information pertaining to the Acquired Fund and the Acquiring Fund;

(7) the potential effect on the Acquired Fund's shareholders of investing in a larger asset pool and the potential effect on the portfolio management of the Acquiring Fund of such a larger asset base;

(8) the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(9) the absence of any material differences in the rights of shareholders of the Acquired Funds and the Acquiring Funds;

(10) the financial strength, investment experience and resources of the sub-advisors to the Acquiring Fund, American Century, which serves as the sub-advisor to both the Acquired and the Acquiring Fund, and BNY, which manages the cash portion of the Acquiring Fund's portfolio;

(11) the fact that all costs of the Reorganization, other than trading costs associated with portfolio securities transactions, would be borne by PMC;

(12) any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(13) the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization, the impact of any federal income tax loss carryforwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund, where applicable;

(14) the fact that the Reorganization will not result in any dilution of Acquired Fund shareholder values;

(15)     the terms and conditions of the Plan; and

(16)     possible alternatives to the Reorganization.

         The Board's decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1) it should be reasonable for shareholders to have the same investment expectations after the Reorganization because the investment objectives, strategies, policies and risks of each Fund are the same;

(2) American Century, as the sub-advisor with primary responsibility for managing the assets of the Acquired and Acquiring Funds, may be expected to continue to provide high quality investment advisory services and personnel for the foreseeable future;

(3) the Acquiring Fund, which has a substantially larger asset base than the Acquired Fund, has outperformed the Acquired Fund over the one- and three-year time periods ended August 31, 2006, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization; and

(4) the Acquiring Fund has the same advisory fee rate and the same total expense ratios as the Acquired Fund (except in the case of Class J shares where the gross expense ratio of the Acquired Fund is higher than the Acquiring Fund's; PMC, however, has contractually agreed to maintain the operating expenses of Class J shares of each Fund at 1.75% through February 28, 2007).

                   Description of the Securities to Be Issued

         PIF is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PIF, and the Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

         All shares of PIF have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board of Directors has determined affects the interests of only a particular series or class.

         The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.

         Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

                         Federal Income Tax Consequences

         As a condition to the consummation of the Reorganization, PIF will have received an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

         Capital Loss Carryforwards. As of October 31, 2005, the Acquired Fund had no accumulated capital loss carryforwards.

         Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

         The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

                                 CAPITALIZATION

         The following table shows the capitalization of each of the Acquired Fund and the Acquiring Fund as of April 30, 2006, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date.

                                                                                Net Asset
                                                                                  Value           Shares
                                                               Net Assets       Per Share      Outstanding

(1)  Partners LargeCap Growth Fund     --Advisors Preferred       1,931,111            12.02         160,638
(Acquired Fund)                        --Advisors Select          2,405,535            11.96         201,193
                                       --Advisors Signature         360,390            12.10          29,773
                                       --Class J                  9,928,665            11.91         833,319
                                       --Institutional          164,742,893            12.25      13,450,801
                                       --Preferred                   32,082            12.17           2,636
                                       --Select                      18,055            12.12           1,490
                                       --Total                  179,418,731                       14,679,850

(2)  Partners LargeCap Growth Fund     --Advisors Preferred       8,545,418             8.34       1,024,182
II (Acquiring Fund)                    --Advisors Select         14,239,877             8.27       1,722,029
                                       --Advisors Signature         424,967             8.51          49,922
                                       --Class J                 12,402,641             8.09       1,532,229
                                       --Institutional          803,034,731             8.61      93,318,899
                                       --Preferred               20,756,828             8.48       2,447,828
                                       --Select                  20,140,144             8.44       2,387,628
                                       --Class A                    424,616             8.57          49,564
                                       --Total                  879,969,222                      102,532,281

(3)  Partners LargeCap Growth Fund     --Advisors Preferred      10,476,529             8.34       1,256,179
II (pro forma assuming combination     --Advisors Select         16,645,412             8.27       2,012,746
of (1) and (2))                        --Advisors Signature         785,357             8.51          92,286
                                       --Class J                 22,331,306             8.09       2,760,359
                                       --Institutional          967,777,624             8.61     112,401,582
                                       --Preferred               20,788,910             8.48       2,451,522
                                       --Select                  20,158,199             8.44       2,388,412
                                       --Class A                    424,616             8.57          49,564
                                       --Total                1,059,387,953                      123,412,651



                     ADDITIONAL INFORMATION ABOUT THE FUNDS

                           Multiple Classes of Shares

         The Board of Directors of PIF has adopted an 18f-3 Plan for both of the Funds. Under these plans, each of the Funds currently offers the following seven classes of shares: Advisors Signature, Advisors Select, Advisors Preferred, Select; Preferred, Institutional, and Class J. The Acquiring Fund also offers Class A shares. The Advisors Signature, Advisors Select, Advisors Preferred, Select, Preferred, Institutional and Class J shares are the same except for differences in class expenses, including any 12b-1 fees, and any applicable sales charges, excessive trading and other fees. Additional share classes may be offered in the future.

                         Costs of Investing in the Funds

Fees and Expenses of the Funds

         The Advisors Signature, Advisors Select, Advisors Preferred, Select, Preferred and Institutional classes of both Funds are available without any front-end sales charge or contingent deferred sales charge ("CDSC"). There is no sales charge on any shares purchased with reinvested dividends or other distributions. These shares classes are available through employer-sponsored retirement plans which may impose fees in addition to those charged by the Funds.

         The Class J shares of both Funds are sold without any front-end sales charge. There is no sales charge on any shares purchased with reinvested dividends or other distributions. Under certain circumstances, Class J shares may be subject to a CDSC and to excessive trading fees, as described below.

         If you sell your Class J shares within 18 months of purchase, a CDSC may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC is not imposed on shares:
     o    that were  purchased  pursuant to the Small  Amount  Force Out program
          (SAFO);
     o redeemed due to a shareholder's death or disability (as defined in the Internal Revenue Code);
     o redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
     o sold using a periodic withdrawal plan (up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC);
     o    that were purchased through the Principal Income IRA; or
     o    that were purchased through Principal Passage.

         An excessive trading fee* of 1.00% is charged on redemptions or exchanges of $30,000 or more if the Class J shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made: through a periodic withdrawal plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed at the time of the redemption or exchange.

* The excessive trading fee does not apply to Class J shares redeemed/exchanged from the PIF Money Market Fund.

Ongoing Fees

         Each of the share classes of the Funds pays various ongoing fees to PMC and others who provide services. Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

         All share classes of the Funds pay the following ongoing fees:

o Management Fee - Through the investment advisory agreement with the Funds, PMC has agreed to provide investment advisory services and corporate administrative services to the Funds.

o Portfolio Accounting Services - PMC has entered into an agreement with the Funds under which PMC supplies portfolio accounting services. Currently, there is no charge for these services.

         All share classes of the Funds except Preferred and Institutional, pay the following ongoing fees:

o Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 under the 1940 Act for its Advisors Signature, Advisors Select, Advisors Preferred, Select and Class J shares. Under the plan, each such share class of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution expenses for the sale of Fund shares by Princor (the distributor of each Fund) and other selling dealers. See "Rule 12b-1 Fees" below.

         All share classes of the Funds, except Institutional and Class J, pay the following ongoing fees:

o Service Fee - PMC has entered into a Service Agreement with each of the Funds under which PMC performs personal services to shareholders.

o Administrative Service Fee - PMC has entered into an Administrative Services Agreement with each Fund under which PMC provides transfer agent and corporate administrative services to the Fund. In addition, PMC has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

         Class J shares of the Funds pay the following ongoing fee:

o Transfer Agent Fee - PMC has entered into a Transfer Agency Agreement with the Funds under which PMC provides transfer agent services to the Class J shares of the Funds. These services are currently provided at cost.

         Class J shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders and the cost of shareholder meetings held solely for Class J shares.

         PMC registers Class J shares with the states and each of the Funds pays the cost associated with this activity under the terms of the Transfer Agency Agreement for Class J Shares.

                                 Rule 12b-1 Fees

         PIF has adopted a Distribution and Service Plan under Rule 12b-1 under the 1940 Act (each, a "12b-1 plan") for the Advisors Signature, Advisors Select, Advisors Preferred, Select and Class J shares of each of the Funds.

For each of the Funds, the 12b-1 plan provides that the Fund makes payments from its assets to Princor pursuant to the plan to compensate Princor and other selling dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Advisors Signature, Advisors Select, Advisors Preferred, Select and Class J shares to the public. Distribution services for which Princor is compensated under the 12b-1 plans include, but are not limited to:

o        formulation and implementation of marketing and promotional activities;
o        preparation, printing and distribution of sales literature;
o preparation, printing and distribution of prospectuses and Fund reports to other than existing shareholders;
o obtaining such information with respect to marketing and promotional activities as Princor deems advisable;
o making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
o providing training, marketing and support with respect to the sale of Funds' shares.

         The 12b-1 plans also authorize Princor to enter into service agreements with other selling dealers and with banks and other financial institutions to provide shareholder services to existing shareholders, including services such as furnishing information as to the status of shareholder accounts, responding to shareholder written and telephone inquiries and assisting shareholders with tax information.

         Each Fund pays Princor a fee after the end of each month at a rate stated as an annual percentage of the Fund's average daily net assets attributable to the particular class of shares. For each such class of shares, the 12b-1 plans provide for payments by the Funds to Princor at an annual rate of up to:

Advisors Signature                    0.35%
Advisors Select                       0.30%
Advisors Preferred                    0.25%
Select                                0.10%
Class J                               0.50%

         Because they are ongoing, 12b-1 fees may, over time, exceed other types of sales charges such as front-end charges or contingent deferred sales charges.

                           Dividends and Distributions

         The Acquired Fund and the Acquiring Fund pay their net investment income on an annual basis to shareholders of record on the business day prior to the payment date. The payment date is the last business day of the year.

         Net realized capital gains, if any, are distributed by the Acquired Fund and the Acquiring Fund annually. Generally, the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payment date. Capital gains may be taxable at different rates, depending on the length of time that a Fund holds its assets.

         Dividend and capital gain distributions will be reinvested in shares of the Fund from which the distribution is paid. However, shareholders may authorize the distribution to be: (i) invested in shares of another PIF Fund (Dividend Relay) (distributions of a Fund may be directed only to one receiving PIF Fund); or (ii) paid in cash.

         Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Funds as an investment by such a plan and the tax treatment of distributions by the Funds. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

         Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment. Distributions from a Fund, whether received in cash or reinvested in additional shares may be subject to federal (and state) income tax. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

         Immediately prior to the Effective Time of the Reorganization, the Acquired Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Fund's shareholders.

                             Pricing of Fund Shares

         Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

         For both Funds, the share price is calculated by:
     o    taking the current market value of the total assets of the Fund
     o    subtracting liabilities of the Fund
     o    dividing the remainder proportionately into the classes of the Fund
     o    subtracting the liability of each class
     o    dividing  the  remainder  by the total  number of shares owned in that class.

         If current market values are not readily available for a security owned by a Fund, its fair value is determined in good faith under procedures established by and under the supervision of the Fund's Board of Directors.

         A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's net asset value (NAV) are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. Each Fund has adopted policies and procedures to "fair value" some or all securities held by the Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If PMC believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

         The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

         Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. Each of the Funds has a policy to value such securities at prices at which it is expected those shares may be sold, and PMC or any sub-advisor is authorized to make such determinations subject to the oversight of the Fund's Board as may from time to time be necessary.

                 Purchases, Redemptions and Exchanges of Shares

         The purchase, redemption and exchange procedures with respect to a particular class of shares of the Acquired and Acquiring Funds are the same.

Purchases

Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select Shares

Shares may be purchased:

     o    via the internet.

          o standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.

          o    available 7 days a week (7 a.m. to 9 p.m. Central Time).

     o    using a modem.

          o    plan contributions transferred electronically.

          o standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.

          o    available 24 hours a day, 7 days a week.

         To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of the Fund and its shareholders.

Institutional Shares

         Shares are purchased from Princor, the Fund's principal underwriter. There are no sales charges on shares of the Funds. There are no restrictions on amounts to be invested in Institutional shares of the Funds.

         Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.

         The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PMC's opinion, may be disruptive to the Funds. For these purposes, PMC may consider an investor's trading history in the Funds or other PIF Funds and accounts under common ownership or control.

Class J Shares

         Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:

          o    the name you want to appear on the account;

          o    the PIF Fund(s) in which you want to invest;

          o    the amount of the investment;

          o    your Social Security number; and

          o    other required information.

         Each Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50.

Notes:

          o The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PMC's opinion, may be disruptive to the Funds. For these purposes, PMC may consider an investor's trading history in the Funds or other PIF Funds and accounts under common ownership or control.

          o The minimum investment applies on a Fund level, not on the total investment being made.

          o You may buy Class J shares from any registered representative whose broker/dealer has a selling agreement for Class J shares. If you do not have a registered representative, please call 1-800-247-4123 for information on how to purchase Class J shares.

          o Class J shares of the PIF MidCap Value, PIF Preferred Securities and PIF SmallCap Value Funds are also available through Principal Passage, a fee-based brokerage account.

         To eliminate the need for safekeeping, neither Fund will issue certificates for shares. Each Fund may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of the Fund and its shareholders.

         In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

          o    on a day that the NYSE is open; and

          o prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

         Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

         Note: We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account.

-Invest by Mail

o        Send a check and completed application to:
         Principal Investors Fund
         P. O. Box 10423
         Des Moines Iowa 50306-9780
o        Make your check payable to Principal Investors Fund.
o Your purchase will be priced at the next share price calculated after PIF receives your paperwork, completed in a manner acceptable to us.
o When you purchase shares by check, you authorize us to process your purchase electronically. If your check is processed electronically, your checking account may be debited on the same day we receive the check and it will not be returned with your checking account statement.

-Order by Telephone

o Registered representatives on behalf of shareholders of Class J shares may call us between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.
o We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).

Notes:

o Phone orders are not available for qualified accounts or the PIF Money Market Fund.
o        Other restrictions may apply, please call us for details.

-Wire Money from Your Bank

o        Call PIF for an account number and wiring instructions.
o For both initial and subsequent purchases, federal funds should be wired to:
         Wells Fargo, N.A.
         San Francisco, CA
         ABA No.: 121000248
         For credit to: Principal Investors Fund, Inc.
         Account No.: 3000499968
         For credit: Principal ________ Fund, Class J
         Shareholder Account No. __________________
         Shareholder Registration __________________
o Give the number and instructions to your bank (which may charge a wire fee).
o No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

-Establish a Direct Deposit Plan

Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your PIF account(s).

o Availability of this service must be approved by your payroll department.
o Call PIF for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
o Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
o Shares will be purchased on the day the ACH notification is received by Wells Fargo, N.A.
o On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

-Establish an Automatic Investment Plan

o You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
o The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account.
o        Minimum monthly purchase is $50 per Fund.
o Send completed application, check authorization form and voided check (or voided deposit slip) to:
         Principal Investors Fund
         P. O. Box 10423
         Des Moines Iowa 50306-0423

-Set Up a Dividend Relay

o Invest your dividends and capital gains from one Fund in shares of another PIF Fund.
o You may acquire shares of a PIF Fund only if its shares are legally offered in your state of residence.
o        Distributions from a Fund may be directed to only one receiving PIF
         Fund.
o The PIF Fund share class receiving the investment must be the same class as the originating Fund.
o        There is no sales charge or administrative charge for the Dividend
         Relay.
o        You can set up Dividend Relay:
         o        on the application for a new account; or
         o by calling Principal Investors Fund if telephone services apply to the originating account; or
         o        in writing (a signature guarantee may be required).
o You may discontinue your Dividend Relay election with a written notice to PIF. The election may also be discontinued by calling PIF if telephone services apply to the originating account. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
o The amount invested in the receiving PIF Fund must meet that Fund's minimums. If it does not, the receiving PIF Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

Redemptions

Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select Shares

         Subject to any restrictions imposed by a plan, shares may be sold back to the Funds any day the NYSE is open. For more information about how to sell shares of the Funds, including any charges that a plan may impose, please consult the plan.

         The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Institutional Shares

         You may redeem shares of the Funds upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

         Each Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, each Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Class J Shares

         After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day (a day when the NYSE is open for normal business) after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.

         Distributions from IRA, SEP, SIMPLE and SAR-SEP accounts may be taken as:

o        lump sum of the entire interest in the account;
o        partial interest in the account; or
o periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.

         Tax penalties may apply to distributions before the participant reaches age 59 1/2.

         Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

         Generally, sales proceeds checks are:

o payable to all owners on the account (as shown in the account registration); and
o mailed to the address on the account (if not changed within last month) or previously authorized bank account.

         For other payment arrangements, please call PIF. You should also call PIF for special instructions that may apply to sales from accounts:

o        when an owner has died;
o        for certain employee benefit plans; or
o        owned by corporations, partnerships, agents or fiduciaries.

         Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, each Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

         Excessive Trading Fee. Each Fund will impose a redemption fee when $30,000 or more of Class J shares are redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Fund.

-Sell Shares By Mail

o Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to:
         Principal Investors Fund
         P. O. Box 10423
         Des Moines Iowa 50306-0423
o        Specify the Fund and account number.
o        Specify the number of shares or the dollar amount to be sold.
o        A medallion signature guarantee* will be required if the:
         o        sell order is for more than $100,000;
         o check is being sent to an address other than the account address;
         o account address has been changed within one month of the sell order; or
         o check is payable to a party other than the account shareholder(s) or Principal Life.

          * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

-Sell Shares in Amounts of $100,000 or Less by Telephone

o The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.

o If our phone lines are busy, you may need to send in a written sell order.

o To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

o Telephone redemption privileges are NOT available for PIF 403(b) plans, inherited IRAs and certain employee benefit plans.

o        If previously authorized, checks can be sent to a shareholder's U.S.
         bank account.

-Periodic Withdrawal Plans

         You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:

          o sell enough shares to provide a fixed amount of money ($25 minimum amount);

          o pay insurance or annuity premiums or deposits to Principal Life (call us for details); and

          o provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

         You can set up a periodic withdrawal plan by:

          o    completing the applicable section of the application; or

          o    sending us your written instructions; or

          o calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

         Your periodic withdrawal plan continues until:

          o    you instruct us to stop; or

          o    your Fund account balance is zero.

         When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

         Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

         The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

         10% Withdrawal Privilege. Sales may be subject to a CDSC. Up to 10% of the value of your Class J share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.

Exchanges

Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select Shares

         An exchange between PIF Funds is a sale of shares in one PIF Fund and purchase of shares of another PIF Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Funds may be exchanged, without charge, for the same class of any other PIF Fund, provided that:

          o the class shares of such other PIF Fund are available in the plan member's state of residence; and

          o    shares of such other PIF Fund are available through the plan.

         The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors or PMC believes it is in the best interests of a Fund, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.

Institutional Shares

         Shares in the Funds may be exchanged, without charge, for the same class of any other PIF Fund. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors or PMC believes it is in the best interest of a Fund, each Fund reserves the right to review or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of such action will be given to the extent required by law.

Class J Shares

         Your shares in the Funds may be exchanged without a sales charge for the same class of any other PIF Fund.*

o The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold.
o An excessive trading fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.
     * Only the PIF MidCap Value, PIF Preferred Securities and PIF SmallCap Value Funds are available through Principal Passage.

         You may exchange shares by:

o        sending a written request to:
         Principal Investors Fund
         P. O. Box 10423
         Des Moines, Iowa 50306-0423
o completing an Exchange Authorization Form (call us at 1-800-247-4123 to obtain the form).
o        via the Internet at www.principal.com.
o        calling us, if you have telephone privileges on the account.

Automatic exchange election

         This election authorizes an exchange from one PIF Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

o        completing the Automatic Exchange Election section of the application;
o calling us if telephone privileges apply to the account from which the exchange is to be made; or
o        sending us your written instructions.

         Your automatic exchange continues until:

o you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
o        your Fund account balance is zero.

         You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
o        An exchange by any joint owner is binding on all joint owners.
o If you do not have an existing account in the PIF Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
o All exchanges are subject to the minimum investment and eligibility requirements of the PIF Fund being acquired.
o You may acquire shares of a PIF Fund only if its shares are legally offered in your state of residence.
o For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

         When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
o        accounts with identical ownership;
o an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
o a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or
o a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

         The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

         Fund shares used to fund an employee benefit plan may be exchanged only for shares of other PIF Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Each Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

                       Frequent Purchases and Redemptions

         The PIF Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

         Frequent purchases and redemptions pose a risk to the Funds because they may:

         o Disrupt the management of the Funds by (i) forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Funds; and (ii) causing unplanned portfolio turnover;
         o        Hurt the portfolio performance of the Funds; and
         o Increase expenses of the Funds due to (i) increased broker-dealer commissions; and (ii) increased recordkeeping and related costs.

         Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. PIF has adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds.

         The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

For Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select Shares

         The retirement plan administrator of plans that invest in these classes of shares of the Funds monitor trading activity to identify and take action against abuses. While these procedures are designed to identify and protect against abusive trading practices, there can be no certainty that abusive trading will be identified and prevented in all instances. When abusive trading is identified, these policies and procedures will be applied in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Funds.

For Institutional and Class J Shares

         The Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While PIF's policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that PIF will identify and prevent abusive trading in all instances. When PIF does identify abusive trading, PIF will apply its policies and procedures in a fair and uniform manner. If PIF is not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

For Institutional Shares

         If PIF, or a Fund, deem abusive trading practices to be occurring with respect to Institutional shares, PIF will take action that may include, but is not limited to:
o Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
o Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
o        Limiting the number of exchanges during a year;
o Requiring a holding period of a minimum of 30 days before permitting exchanges among PIF Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
o        Taking such other action as directed by the Fund.

For Class J Shares

         Currently, the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of Class J shares redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Funds.

         In addition, if PMC, or a Fund, deem frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

     o Increasing the excessive trading fee to 2%, or such higher amount as may be permitted by law;

     o Increasing the excessive trading fee period from 30 days to as much as 90 days;

     o Applying the excessive trading fee to redemptions or exchanges of less than $30,000;

     o Limiting the number of permissible exchanges available to shareholders identified as "excessive traders;"

     o Limiting exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax or telephone will not be accepted); and

     o    Taking such other action as directed by the Fund.

                               VOTING INFORMATION

         Voting procedures. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Investors Fund, Inc. at Principal Financial Group, Des Moines, Iowa 50392-0200, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

         Voting rights. Only shareholders of record at the close of business on October 6, 2006 (the "Record Date") are entitled to vote. The shareholders of each class of shares of the Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

         The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

         Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve the Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against the Proposal.

         In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

         Solicitation procedures. PIF intends to solicit proxies by mail. Officers or employees of PIF, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses. PIF has retained the services of a professional proxy soliciting firm, Computershare Fund Services, to assist in soliciting proxies and estimate that the cost of such services will be approximately $_________________.

         Expenses of the Meetings. The expenses of the Meeting will be treated as an expense related to the Reorganization and will be paid by PMC.


                     OUTSTANDING SHARES AND SHARE OWNERSHIP

         The following table shows as of the Record Date the number of shares of each class of the Acquired Fund outstanding and entitled to vote.

Share Class                             Number of Shares Outstanding
Advisors Preferred
Advisors Select
Advisors Signature
Class J
Institutional
Preferred
Select

         As of the Record Date, the Directors and officers of PIF together owned less than 1% of the outstanding shares of any class of the Acquired Fund.

         As of the Record Date, the following persons owned of record, or were known by PIF to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Fund:

         Share Class   Name/Address of Shareholder     Percentage of Ownership
Advisors Preferred


Advisors Select


Advisors Signature


Class J


Institutional


Preferred


Select



                              FINANCIAL HIGHLIGHTS

         The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual period ending April 30, 2006. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2001 through October 31, 2005 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in PIF's Annual Report to Shareholders for the fiscal year ended October 31, 2005. Copies of this report are available on request as described above. Information for the semi-annual period ended April 30, 2006 has not been audited.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                   (unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):



                                                                2006(a)        2005        2004      2003(b)
                                                                ----           ----        ----       ----
PARTNERS LARGECAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.66     $ 11.72     $ 11.97      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............       (0.01)      (0.03)      (0.06)       (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.44        0.65      (0.19)         2.02
                          Total From Investment Operations         0.43        0.62      (0.25)         1.97
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)      (0.68)          -            -
                         Total Dividends and Distributions       (0.07)      (0.68)          -            -
Net Asset Value, End of Period                                  $ 12.02     $ 11.66     $ 11.72      $ 11.97
Total Return..............................................      3.64%(d)       5.28%     (2.09)%    19.70%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,931      $1,967        $144         $120
     Ratio of Expenses to Average Net Assets..............     1.57%(e)       1.57%       1.55%     1.54%(e)
     Ratio of Gross Expenses to Average Net Assets........        -%(e)          -%       1.57%(f)  1.57%(e),(f)
     Ratio of Net Investment Income to Average Net Assets.   (0.22)%(e)     (0.22)%     (0.53)%   (0.51)%(e)
     Portfolio Turnover Rate..............................     95.2%(e)       87.9%      129.3%     64.8%(e)


                                                                2006(a)        2005        2004      2003(b)
                                                                ----           ----        ----      ----
PARTNERS LARGECAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 11.60     $ 11.69     $ 11.95      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............       (0.02)      (0.03)      (0.10)       (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.45        0.62      (0.16)         2.01
                          Total From Investment Operations         0.43        0.59      (0.26)         1.95
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)      (0.68)          -            -
                         Total Dividends and Distributions       (0.07)      (0.68)          -            -
Net Asset Value, End of Period                                  $ 11.96     $ 11.60     $ 11.69      $ 11.95
Total Return..............................................     3.66%(d)       5.02%     (2.18)%    19.50%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,406      $2,393      $2,251         $119
     Ratio of Expenses to Average Net Assets..............     1.75%(e)       1.75%       1.75%     1.72%(e)
     Ratio of Gross Expenses to Average Net Assets........        -%(e)          -%    1.75%(f)     1.75%(e),(f)
     Ratio of Net Investment Income to Average Net Assets.   (0.40)%(e)     (0.27)%     (0.88)%   (0.69)%(e)
     Portfolio Turnover Rate..............................     95.2%(e)       87.9%      129.3%     64.8%(e)


                                                                2006(a)        2005
PARTNERS LARGECAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 11.75     $ 11.79
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............       (0.03)      (0.12)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.45        0.76
                          Total From Investment Operations         0.42        0.64
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)      (0.68)
                         Total Dividends and Distributions       (0.07)      (0.68)
Net Asset Value, End of Period                                  $ 12.10     $ 11.75
Total Return..............................................     3.53%(d)       5.40%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $360        $317
     Ratio of Expenses to Average Net Assets..............     1.88%(e)       1.88%
     Ratio of Net Investment Income to Average Net Assets.   (0.53)%(e)     (1.00)%
     Portfolio Turnover Rate..............................     95.2%(e)       87.9%


                         PRINCIPAL INVESTORS FUND, INC.
                                   (unaudited)

                                                                2006(a)        2005        2004      2003(b)
                                                                ----           ----        ----      ----
PARTNERS LARGECAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 11.56     $ 11.65     $ 11.93      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............       (0.02)      (0.04)      (0.09)       (0.09)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.44        0.63      (0.19)         2.02
                          Total From Investment Operations         0.42        0.59      (0.28)         1.93
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)      (0.68)          -            -
                         Total Dividends and Distributions       (0.07)      (0.68)          -            -
Net Asset Value, End of Period                                  $ 11.91     $ 11.56     $ 11.65      $ 11.93
Total Return(g)...........................................     3.59%(d)       5.04%     (2.35)%    19.30%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $9,929      $8,187      $5,451       $2,609
     Ratio of Expenses to Average Net Assets..............     1.75%(e)       1.75%       1.80%     1.94%(e)
     Ratio of Gross Expenses to Average Net Assets(h).....     1.98%(e)       2.13%    2.36%(f)     6.94%(e),(f)
     Ratio of Net Investment Income to Average Net Assets.   (0.40)%(e)     (0.32)%     (0.77)%   (0.95)%(e)
     Portfolio Turnover Rate..............................     95.2%(e)       87.9%      129.3%     64.8%(e)


                                                                2006(a)        2005        2004      2003(b)
                                                                ----           ----        ----      ----
PARTNERS LARGECAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 11.85     $ 11.85     $ 12.03      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............         0.03        0.02          -          0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.45        0.66      (0.18)         2.02
                          Total From Investment Operations         0.48        0.68      (0.18)         2.03
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)          -           -            -
     Distributions from Realized Gains....................       (0.07)      (0.68)          -            -
                         Total Dividends and Distributions       (0.08)      (0.68)          -            -
Net Asset Value, End of Period                                  $ 12.25     $ 11.85     $ 11.85      $ 12.03
Total Return..............................................     4.04%(d)       5.75%     (1.50)%    20.30%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $164,743    $330,258      $5,331       $5,414
     Ratio of Expenses to Average Net Assets..............     1.00%(e)       1.00%       0.98%     0.97%(e)
     Ratio of Gross Expenses to Average Net Assets........        -%(e)          -%    1.00%(f)     1.00%(e),(f)
     Ratio of Net Investment Income to Average Net Assets.     0.41%(e)       0.13%       0.04%     0.06%(e)
     Portfolio Turnover Rate..............................     95.2%(e)       87.9%      129.3%     64.8%(e)


                                                                2006(a)        2005        2004      2003(b)
                                                                ----           ----        ----      ----
PARTNERS LARGECAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.78     $ 11.79     $ 12.00      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............         0.01        0.04      (0.03)       (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.45        0.63      (0.18)         2.02
                          Total From Investment Operations         0.46        0.67      (0.21)         2.00
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)      (0.68)          -            -
                         Total Dividends and Distributions       (0.07)      (0.68)          -            -
Net Asset Value, End of Period                                  $ 12.17     $ 11.78     $ 11.79      $ 12.00
Total Return..............................................     3.86%(d)       5.69%     (1.75)%    20.00%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $32         $31        $118         $120
     Ratio of Expenses to Average Net Assets..............     1.26%(e)       1.26%       1.24%     1.23%(e)
     Ratio of Gross Expenses to Average Net Assets........        -%(e)          -%    1.26%(f)     1.26%(e),(f)
     Ratio of Net Investment Income to Average Net Assets.     0.10%(e)       0.38%     (0.22)%   (0.20)%(e)
     Portfolio Turnover Rate..............................     95.2%(e)       87.9%      129.3%     64.8%(e)


                         PRINCIPAL INVESTORS FUND, INC.
                                   (unaudited)

                                                                2006(a)        2005        2004      2003(b)
                                                                ----           ----        ----      ----
PARTNERS LARGECAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 11.74     $ 11.77     $ 11.99      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............           -         0.03      (0.04)       (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.45        0.62      (0.18)         2.02
                          Total From Investment Operations         0.45        0.65      (0.22)         1.99
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)      (0.68)          -            -
                         Total Dividends and Distributions       (0.07)      (0.68)          -            -
Net Asset Value, End of Period                                  $ 12.12     $ 11.74     $ 11.77      $ 11.99
Total Return..............................................     3.79%(d)       5.52%     (1.83)%    19.90%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $18         $17        $118         $120
     Ratio of Expenses to Average Net Assets..............     1.38%(e)       1.38%       1.36%     1.35%(e)
     Ratio of Gross Expenses to Average Net Assets........        -%(e)          -%    1.38%(f)     1.38%(e),(f)
     Ratio of Net Investment Income to Average Net Assets.   (0.04)%(e)       0.27%     (0.34)%   (0.32)%(e)
     Portfolio Turnover Rate..............................     95.2%(e)       87.9%      129.3%     64.8%(e)


(a)  Six months ended April 30, 2006.
(b)  Period from December 30, 2002, date operations  commenced,  through October
     31, 2003.
(c) Calculated based on average shares outstanding during the period.
(d)  Total  return  amounts  have  not  been  annualized.
(e)  Computed on an annualized basis.
(f) Expense ratio without commission rebates.
(g) Total return is calculated without the contingent deferred sales charge.
(h)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit decreased on March 1, 2004 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.


                         PRINCIPAL INVESTORS FUND, INC.
                                   (unaudited)


                                                                2006(a)         2005        2004        2003        2002     2001(b)
                                                                ----            ----        ----        ----        ----      ----
PARTNERS LARGECAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 7.94       $ 7.58      $ 7.18      $ 6.12      $ 7.41      $ 10.67
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............      (0.03)       (0.02)      (0.05)      (0.04)      (0.05)       (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................        0.52         0.53        0.45        1.10      (1.24)       (3.21)
                          Total From Investment Operations        0.49         0.51        0.40        1.06      (1.29)       (3.26)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................          -        (0.02)          -           -           -            -
     Distributions from Realized Gains....................      (0.09)       (0.13)          -           -           -            -
                         Total Dividends and Distributions      (0.09)       (0.15)          -           -           -            -
Net Asset Value, End of Period                                  $ 8.34       $ 7.94      $ 7.58      $ 7.18      $ 6.12       $ 7.41
Total Return..............................................  6.18%(  d)        6.76%       5.57%      17.32%    (17.41)%  (29.46)%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $8,545       $8,540      $6,532      $4,761        $613         $741
     Ratio of Expenses to Average Net Assets.............. 1.56%(   e)        1.57%       1.57%       1.57%       1.57%     1.57%(e)
     Ratio of Net Investment Income to Average Net Assets.  (0.61)%(e)      (0.27)%     (0.66)%     (0.60)%     (0.64)%   (0.75)%(e)
     Portfolio Turnover Rate..............................   133.3%(e)        95.2%      124.7%      193.9%      176.7%    153.6%(e)


                                                               2006(a)         2005        2004        2003        2002      2001(b)
                                                               ----            ----        ----        ----        ----      ----
PARTNERS LARGECAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 7.87       $ 7.54      $ 7.14      $ 6.10      $ 7.39      $ 10.67
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............      (0.03)       (0.04)      (0.06)      (0.05)      (0.06)       (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................        0.52         0.52        0.46        1.09      (1.23)       (3.22)
                          Total From Investment Operations        0.49         0.48        0.40        1.04      (1.29)       (3.28)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................          -        (0.02)          -           -           -            -
     Distributions from Realized Gains....................      (0.09)       (0.13)          -           -           -            -
                         Total Dividends and Distributions      (0.09)       (0.15)          -           -           -            -
Net Asset Value, End of Period                                  $ 8.27       $ 7.87      $ 7.54      $ 7.14      $ 6.10       $ 7.39
Total Return..............................................    6.24%(d)        6.38%       5.60%      17.05%    (17.46)%  (29.65)%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $14,240      $13,504      $7,582      $1,835        $611         $741
     Ratio of Expenses to Average Net Assets..............    1.74%(e)        1.75%       1.75%       1.75%       1.75%     1.75%(e)
     Ratio of Net Investment Income to Average Net Assets.  (0.79)%(e)      (0.46)%     (0.85)%     (0.74)%     (0.82)%   (0.93)%(e)
     Portfolio Turnover Rate..............................   133.3%(e)        95.2%      124.7%      193.9%      176.7%    153.6%(e)


                                                                2006(a)        2005
PARTNERS LARGECAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 8.11      $ 7.76
Income from Investment Operations:
     Net Investment Income (Operating Loss)(f)............       (0.04)      (0.07)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.53        0.57
                          Total From Investment Operations         0.49        0.50
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)
     Distributions from Realized Gains....................       (0.09)      (0.13)
                         Total Dividends and Distributions       (0.09)      (0.15)
Net Asset Value, End of Period                                   $ 8.51      $ 8.11
Total Return..............................................     6.05%(d)       6.44%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $425        $164
     Ratio of Expenses to Average Net Assets..............     1.87%(e)       1.88%
     Ratio of Net Investment Income to Average Net Assets.   (0.91)%(e)     (0.84)%
     Portfolio Turnover Rate..............................    133.3%(e)       95.2%



                         PRINCIPAL INVESTORS FUND, INC.
                                   (unaudited)

                                                               2006(a)         2005        2004        2003        2002      2001(g)
                                                               ----            ----        ----        ----        ----         ----
PARTNERS LARGECAP GROWTH FUND II
Class J shares
Net Asset Value, Beginning of Period......................      $ 7.71       $ 7.38      $ 7.00      $ 5.99      $ 7.27       $ 8.37
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............      (0.03)       (0.03)      (0.06)      (0.06)      (0.21)       (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................        0.50         0.51        0.44        1.07      (1.07)       (1.08)
                          Total From Investment Operations        0.47         0.48        0.38        1.01      (1.28)       (1.10)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................          -        (0.02)          -           -           -            -
     Distributions from Realized Gains....................      (0.09)       (0.13)          -           -           -            -
                         Total Dividends and Distributions      (0.09)       (0.15)          -           -           -            -
Net Asset Value, End of Period                                  $ 8.09       $ 7.71      $ 7.38      $ 7.00      $ 5.99       $ 7.27
Total Return(h)...........................................    6.10%(d)        6.52%       5.43%      16.86%    (17.61)%  (13.76)%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $12,403      $10,661      $7,723      $4,234      $2,425         $688
     Ratio of Expenses to Average Net Assets..............    1.75%(e)        1.75%       1.79%       1.95%       1.95%     1.93%(e)
     Ratio of Gross Expenses to Average Net Assets(i).....    1.91%(e)        2.00%       2.10%       2.97%          -%        -%(e)
     Ratio of Net Investment Income to Average Net Assets.  (0.80)%(e)      (0.45)%     (0.88)%     (0.93)%     (1.01)%   (1.15)%(e)
     Portfolio Turnover Rate..............................   133.3%(e)        95.2%      124.7%      193.9%      176.7%    153.6%(e)


                                                               2006(a)         2005        2004        2003        2002      2001(b)
                                                               ----            ----        ----        ----        ----      ----
PARTNERS LARGECAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period......................      $ 8.17       $ 7.76      $ 7.30      $ 6.19      $ 7.44      $ 10.67
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............          -          0.01      (0.01)          -           -        (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................        0.54         0.56        0.47        1.11      (1.25)       (3.21)
                          Total From Investment Operations        0.54         0.57        0.46        1.11      (1.25)       (3.23)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................      (0.01)       (0.03)          -           -           -            -
     Distributions from Realized Gains....................      (0.09)       (0.13)          -           -           -            -
                         Total Dividends and Distributions      (0.10)       (0.16)          -           -           -            -
Net Asset Value, End of Period                                  $ 8.61       $ 8.17      $ 7.76      $ 7.30      $ 6.19       $ 7.44
Total Return..............................................    6.59%(d)        7.31%       6.30%      17.93%    (16.80)%  (29.18)%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............    $803,035     $715,195    $170,809     $56,784      $3,266       $3,193
     Ratio of Expenses to Average Net Assets..............    0.99%(e)        1.00%       1.00%       1.00%       1.00%     1.00%(e)
     Ratio of Net Investment Income to Average Net Assets.  (0.04)%(e)        0.12%     (0.10)%     (0.05)%     (0.07)%   (0.23)%(e)
     Portfolio Turnover Rate..............................   133.3%(e)        95.2%      124.7%      193.9%      176.7%    153.6%(e)


                                                               2006(a)         2005        2004        2003        2002      2001(b)
                                                               ----            ----        ----        ----        ----      ----
PARTNERS LARGECAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period......................      $ 8.05       $ 7.67      $ 7.25      $ 6.15      $ 7.42      $ 10.67
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............      (0.01)           -       (0.03)      (0.01)      (0.01)       (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................        0.53         0.54        0.45        1.11      (1.26)       (3.22)
                          Total From Investment Operations        0.52         0.54        0.42        1.10      (1.27)       (3.25)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................          -        (0.03)          -           -           -            -
     Distributions from Realized Gains....................      (0.09)       (0.13)          -           -           -            -
                         Total Dividends and Distributions      (0.09)       (0.16)          -           -           -            -
Net Asset Value, End of Period                                  $ 8.48       $ 8.05      $ 7.67      $ 7.25      $ 6.15       $ 7.42
Total Return..............................................    6.47%(d)        6.97%       5.79%      17.89%    (17.12)%  (29.37)%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $20,757      $20,415     $15,288        $974        $843         $743
     Ratio of Expenses to Average Net Assets..............    1.25%(e)        1.26%       1.26%       1.26%       1.26%     1.26%(e)
     Ratio of Net Investment Income to Average Net Assets.  (0.30)%(e)        0.05%     (0.39)%     (0.23)%     (0.33)%   (0.44)%(e)
     Portfolio Turnover Rate..............................   133.3%(e)        95.2%      124.7%      193.9%      176.7%    153.6%(e)


                         PRINCIPAL INVESTORS FUND, INC.
                                   (unaudited)


                                                               2006(a)         2005        2004        2003        2002      2001(b)
                                                               ----            ----        ----        ----        ----      ----
PARTNERS LARGECAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period......................      $ 8.02       $ 7.64      $ 7.22      $ 6.14      $ 7.42      $ 10.67
Income from Investment Operations:
     Net Investment Income (Operating Loss)(c)............      (0.02)       (0.02)      (0.04)      (0.02)      (0.03)       (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................        0.53         0.55        0.46        1.10      (1.25)       (3.21)
                          Total From Investment Operations        0.51         0.53        0.42        1.08      (1.28)       (3.25)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................          -        (0.02)          -           -           -            -
     Distributions from Realized Gains....................      (0.09)       (0.13)          -           -           -            -
                         Total Dividends and Distributions      (0.09)       (0.15)          -           -           -            -
Net Asset Value, End of Period                                  $ 8.44       $ 8.02      $ 7.64      $ 7.22      $ 6.14       $ 7.42
Total Return..............................................    6.37%(d)        6.99%       5.82%      17.59%    (17.25)%  (29.37)%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $20,140      $15,970      $1,940        $723        $615         $742
     Ratio of Expenses to Average Net Assets..............    1.37%(e)        1.38%       1.38%       1.38%       1.37%     1.38%(e)
     Ratio of Net Investment Income to Average Net Assets.  (0.42)%(e)      (0.24)%     (0.48)%     (0.35)%     (0.44)%   (0.56)%(e)
     Portfolio Turnover Rate..............................   133.3%(e)        95.2%      124.7%      193.9%      176.7%    153.6%(e)

(a)  Six months ended April 30, 2006.
(b)  Period from December 6, 2000,  date shares first offered,  through  October
     31, 2001.  Institutional  and Preferred  classes of shares each  recognized
     $.01 of net investment income per share from November 30, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select,
     Insitutional, Preferred and Select classes of shares incurred an unrealized gain of $.67, $.67, $.66, $.66 and $.67 per share, respectively, during the initial interim period.
(c)  Effective November 1, 2002,  calculated based on average shares outstanding
(d) Total return amounts have not been annualized. (e) Computed on an annualized basis.
(f) Calculated based on average shares outstanding during the period.
(g)  Period from March 1, 2001,  date shares first offered,  through October 31,
     2001.  Class J incurred an unrealized  loss of $.12 per share from February
     27, 2001 through February 28, 2001.
(h) Total return is calculated without the contingent deferred sales charge.
(i)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.

                              FINANCIAL STATEMENTS

         The financial statements of PIF included in its Annual Report to Shareholders for the fiscal year ended October 31, 2005 have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. These financial statements, together with the unaudited financial statements of PIF, included in its Semi-Annual Report to Shareholders for the six-month period ended April 30, 2006, have been incorporated by reference into the Statement of Additional Information insofar as such financial statements relate to the Acquired and Acquiring Funds. Copies of these reports are available on request as described above.

                                  LEGAL MATTERS

         Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PIF. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

                                OTHER INFORMATION

         The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         PIF is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PIF Fund must be received by PIF a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS

November ___, 2006
Des Moines, Iowa


It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the proxy card and return it in the enclosed envelope.

                                                      A-2
                                   APPENDIX A

                             PLAN OF REORGANIZATION

                      Partners LargeCap Growth Fund II and
                         Partners LargeCap Growth Fund

         The Board of Directors of Principal Investors Fund, Inc., a Maryland corporation (the "Fund"), deems it advisable that the Partners LargeCap Growth Fund II of the Fund (the "Acquiring Fund") and the Partners LargeCap Growth Fund of the Fund (the "Acquired Fund") engage in the reorganization described below.

         The Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire from the Acquired Fund, all of the assets of the Acquired Fund on the Closing Date and will assume from the Acquired Fund all of the liabilities of the Acquired Fund in exchange for the issuance of the number of shares of the Acquiring Fund determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund and in exchange for all of the Acquired Fund's outstanding shares. The Acquired Fund will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by the Acquired Fund in proper form prior to the Closing Date shall be fulfilled by the Acquired Fund. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of those shares of the Acquiring Fund allocable to the shareholder in question.

         The Acquired Fund will declare to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, for the current taxable year through the Closing Date.

         On the Closing Date, the Acquiring Fund will issue to the Acquired Fund a number of full and fractional shares of each corresponding class of the Acquiring Fund, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding class of shares of the Acquired Fund. The aggregate value of the net assets of the Acquired Fund and the Acquiring Fund shall be determined in accordance with the then current Prospectus of the Acquiring Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date. Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquiring Fund correspond to, respectively, Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred and Select shares of the Acquired Fund.

         The closing of the transactions contemplated in this Plan (the "Closing") shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080 at 3:00 p.m. Central Time on January 12, 2007, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the "Closing Date."

         In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for the Acquiring Fund or the Acquired Fund to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed or to such other date determined by fund management.

         As soon as practicable after the Closing, the Acquired Fund shall (a) distribute on a pro rata basis to the shareholders of record of each class of shares of the Acquired Fund at the close of business on the Closing Date the shares of the corresponding class of the Acquiring Fund received by the Acquired Fund at the Closing in exchange for all of the Acquired Fund's outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund's Articles of Incorporation.

         For purposes of the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund, the Acquiring Fund shall credit on its books an appropriate number of shares to the account of each shareholder of the Acquired Fund. No certificates will be issued for shares of the Acquiring Fund. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of the Acquired Fund, shall be deemed for all purposes of the Fund's Articles of Incorporation and Bylaws to evidence the appropriate number of shares of the Acquiring Fund to be credited on the books of the Acquiring Fund in respect of such shares of the Acquired Fund as provided above.

         Prior to the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the assets to be assigned, delivered and transferred to the Acquiring Fund, including the securities then owned by the Acquired Fund and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by the Acquiring Fund pursuant to this Plan.

         All of the Acquired Fund's portfolio securities shall be delivered by the Acquired Fund's custodian on the Closing Date to the Acquiring Fund or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of the Acquiring Fund or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from the Acquired Fund's account at its custodian to the Acquiring Fund's account at its custodian. If on the Closing Date the Acquired Fund is unable to make good delivery to the Acquiring Fund's custodian of any of the Acquired Fund's portfolio securities because such securities have not yet been delivered to the Acquired Fund's custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and the Acquired Fund shall deliver to the Acquiring Fund's custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to the Acquiring Fund, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers' confirmations, as may be reasonably required by the Acquiring Fund.

         This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of the Acquired Fund and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of the Acquired Fund no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of the Acquired Fund.

         Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay or cause to be paid all out-of-pocket fees and expenses incurred by the Acquired Fund and the Acquiring Fund in connection with the transactions contemplated under this Plan, including, but not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or Vice President as of the ___ day of _________, 2006.

PRINCIPAL INVESTORS FUND, INC.                  PRINCIPAL INVESTORS FUND, INC.
on behalf of the following Acquired Fund:       on behalf of the following Acquiring Fund:
     Partners LargeCap Growth Fund                  Partners LargeCap Growth Fund II


By: ________________________________            By: ________________________________
       Ralph C. Eucher                                 Michael J. Beer
       President                                       Executive Vice President

Principal Management Corporation agrees to the provisions set forth in the last paragraph of this Plan.

PRINCIPAL MANAGEMENT CORPORATION


By:_________________________________
      Ralph C. Eucher
      President





                              [FORM OF PROXY CARD]

                         Principal Investors Fund, Inc.
                           Des Moines, Iowa 50392-0200

The accompanying Proxy Statement outlines important issues affecting your shares in Partners LargeCap Growth Fund (the "Fund"). Help us save time and postage by voting on the Internet. The Internet voting site is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately. DO NOT MAIL THE PROXY CARD IF YOU ARE VOTING BY INTERNET.

                             VOTING ON THE INTERNET

o        Read the Proxy Statement and have this card at hand.
o        Log onto https://vote.proxy-direct.com.
o        Enter your Control Number and follow the on-screen instructions.
o        Do not return this paper ballot.


                             VOTE YOUR PROXY TODAY!

                SPECIAL MEETING OF SHAREHOLDERS DECEMBER 15, 2006
                         PRINCIPAL INVESTORS FUND, INC.
                          PARTNERS LARGECAP GROWTH FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder appoints Jill R. Brown, Ernest H. Gillum and Michael
J. Beer, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held December 15, 2006 at 10 a.m., Central Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the ballot, date the ballot and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated November __, 2006. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Date________________, 2006



-------------------------------------
Signature of Shareholder(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Please fill in boxes as shown using black or blue ink. PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors unanimously recommends that shareholders vote FOR the Proposal. Sign the proxy ballot and return it as soon as possible in the enclosed envelope.

PROPOSAL

                                                                  For             Against               Abstain
         1.  Approval of a Plan of Reorganization                  [ ]               [ ]                  [ ]
providing for the reorganization of the Partners
LargeCap Growth Fund into the Partners LargeCap Growth
Fund II.





                                     PART B


                            INFORMATION REQUIRED IN
                     A STATEMENT OF ADDITIONAL INFORMATION

                         PRINCIPAL INVESTORS FUND, INC.
                                680 8[th] Street
                          Des Moines, Iowa 50392-0200


                      STATEMENT OF ADDITIONAL INFORMATION

                           Dated:  November __, 2006


      This Statement of Additional Information is available to the shareholders of the Partners LargeCap Growth Fund (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the Partners LargeCap Growth Fund II (the "Acquiring Fund"), each of which is a separate series of Principal Investors Fund, Inc. ( the "Reorganization").

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated November __, 2006, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on December 15, 2006. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-247-4123.



      This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission:

      (1) The Statement of Additional Information of Principal Investors Fund, Inc. ("PIF") dated March 1, 2006, as supplemented;

      (2) The financial statements of the Acquired Fund and the Acquiring Fund included in PIF's Annual Report to Shareholders for the fiscal year ended October 31, 2005, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 21, 2005; and

      (3) The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PIF's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2006, as filed on Form N-CSRS on June 28, 2006.

      The Annual and Semi-Annual Reports to Shareholders of PIF are available upon request and without charge by calling toll-free at 1-800-247-4123.

                         PRO FORMA FINANCIAL STATEMENTS
Introductory Paragraph

      On September 11, 2006, the Board of Directors of Principal Investors Fund, Inc. approved a Plan of Reorganization whereby, subject to approval by the shareholders of the Partners LargeCap Growth Fund (the "Acquired Fund"), the Partners LargeCap Growth Fund II (the "Acquiring Fund") will acquire all the assets of the Acquired Fund, subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

      Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of April 30, 2006. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

      Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.



                      Statements of Assets and Liabilities
                         Principal Investors Fund, Inc.
                           April 30, 2006 (unaudited)

                                                                                                                    Combined
                                                Partners LargeCap      Partners LargeCap       Pro Forma        Partners LargeCap
                                                Growth Fund            Growth Fund II          Adjustments        Growth Fund II
Investment in securities--at cost                   $190,948,117            $829,330,091              $   -       $1,020,278,208
Assets

Investment in securities--at value                  $192,165,779  (a)       $881,544,394  (a)         $   -       $1,073,710,173(a)

Cash                                                     314,132              13,126,901                  -           13,441,033

Receivables:                                                                                                                   -

   Capital Shares sold                                         -                 713,677                  -              713,677

   Dividends and interest                                 75,004                 314,049                  -              389,053

   Expense reimbursement from Manager                        383                     811                  -                1,194

   Investment securities sold                          3,241,403               5,190,176                  -            8,431,579

   Variabtion margin on futures contracts                      -                   4,680                  -                4,680

Total Assets                                         195,796,701             900,894,688                  -        1,096,691,389
Liabilities
Accrued management and investment advisory
fees                                                      29,905                 143,962                  -              173,867

Accrued administrative service fees                          144                   1,521                  -                1,665

Accrued distribution fees                                  1,033                   2,469                  -                3,502

Accrued service fees                                         169                   1,870                  -                2,039

Accrued transfer and administrative fees                   4,515                   6,619                  -               11,134

Accrued other expenses                                       382                     290                  -                  672
Payables:

   Capital Shares reacquired                           1,921,878                       -                  -            1,921,878

   Foreign currency contracts                                  -                 413,891                  -              413,891

   Investment securities purchased                     2,631,944              11,988,844                  -           14,620,788
Collateral obligation on securities loaned,
at value                                              11,788,000               8,366,000                  -           20,154,000

Total Liabilities                                     16,377,970              20,925,466                  -           37,303,436
Net Assets Applicable to Outstanding Shares         $179,418,731            $879,969,222              $   -       $1,059,387,953

Net Assets Consist of:
Capital Shares and additional paid-in-capital       $164,418,824            $785,311,147              $   -        $ 949,729,971
Accumulated undistributed (overdistributed)
net investment income (operating loss)                   293,084               (590,345)                  -            (297,261)
Accumulated undistributed (overdistributed)
net realized gain (loss)                              13,489,161              43,413,314                  -           56,902,475
Net unrealized appreciation (depreciation)
of investments                                         1,217,662              52,248,997                  -           53,466,659
Net unrealized appreciation (depreciation)
on translation
    of assets and liabilities in foreign
currency                                                       -               (413,891)                  -            (413,891)
Total Net Assets                                    $179,418,731            $879,969,222              $   -       $1,059,387,953

Capital Stock (par value: $.01 a share):

Shares authorized                                    390,000,000             420,000,000                  -          420,000,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets                       $ 1,931,111             $ 8,545,418              $   -         $ 10,476,529

Shares issued and outstanding                            160,638               1,024,182             71,359(d)         1,256,179
Net asset value per share                              $   12.02               $    8.34                              $     8.34

Advisors Select: Net Assets                          $ 2,405,535             $14,239,877              $   -         $ 16,645,412

Shares issued and outstanding                         201,193.00               1,722,029             89,524(d)         2,012,746
Net asset value per share                              $   11.96               $    8.27                              $     8.27

Advisors Signature: Net Assets                        $  360,390              $  424,967              $   -          $   785,357

Shares issued and outstanding                             29,773                  49,922             12,591(d)            92,286
Net asset value per share                              $   12.10               $    8.51                              $     8.51

Class A: Net Assets                                          N/A              $  424,616              $   -        $     424,616

Shares issued and outstanding                                                     49,564                  -               49,564
Net asset value per share                                                      $    8.57                              $     8.57

Maximum offering price per share                                               $    9.09  (c)                         $     9.09(c)

Class J: Net Assets                                  $ 9,928,665             $12,402,641              $   -         $ 22,331,306

Shares issued and outstanding                             83,319               1,532,229          1,144,811            2,760,359
Net asset value per share (b)                          $   11.91               $    8.09                              $     8.09

                                                                                                          $
Institutional: Net Assets                           $164,742,893            $803,034,731                  -        $ 967,777,624

Shares issued and outstanding                         13,450,801              93,318,899          5,631,882(d)       112,401,582
Net asset value per share                              $   12.25               $    8.61                              $     8.61

Preferred: Net Assets                                  $  32,082             $20,756,828              $   -         $ 20,788,910

Shares issued and outstanding                              2,636               2,447,828              1,058(d)         2,451,522
Net asset value per share                              $   12.17               $    8.48                              $     8.48

Select: Net Assets                                     $  18,055             $20,140,144              $   -         $ 20,158,199

Shares issued and outstanding                              1,490               2,387,628              (706)(d)         2,388,412
Net asset value per share                              $   12.12               $    8.44                              $     8.44

          (a) Includes fair market value of securities loaned, see "Securities Lending" in Pro Forma Notes to Financial Statements.

          (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

          (c) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.75% of the offering price.

          (d) Reflects new shares issued, net of retired shares of Partners LargeCap Growth Fund.

                             STATEMENT OF OPERATIONS
                         Principal Investors Fund, Inc.
                 Twelve Months Ended April 30, 2006 (unaudited)
------------- ----------------------------------------- ------------- ------------- ------------ ---- --------------
                                                                                                        Combined
                                                                        Partners                        Partners
                                                          Partners      LargeCap                        LargeCap
                                                          LargeCap    Growth Fund    Pro Forma         Growth Fund
                                                        Growth Fund        II       Adjustments            II
------------- ----------------------------------------- ------------- ------------- ------------ ---- --------------
Net Investment Income (Operating Loss)
Income:
                                                                   $             $                                $
              Dividends                                   3,392,559     7,353,854        $   -          10,746,413

              Interest                                      138,328       253,093            -             391,421

              Securities Lending                              5,642            12            -               5,654
                                                        ------------ ------------- ------------      --------------
                                          Total Income
                                                          3,536,529     7,606,959            -          11,143,488
Expenses:

              Management and investment advisory fees     2,764,669     8,042,685            -          10,807,354

              Distribution Fees - Advisors Preferred          6,712        22,272            -              28,984

              Distribution Fees - Advisors Select             7,519        43,348            -              50,867

              Distribution Fees - Advisors Signature            807           957            -               1,764

              Distribution Fees - Class A                       N/A           447            -                 447

              Distribution Fees - Class J                    42,379        54,558            -              96,937

              Distribution Fees - Select                         35        18,742            -              18,777
              Administrative service fees - Advisors
              Preferred                                       4,027        13,363            -              17,390
              Administrative service fees - Advisors
              Select                                          5,014        28,899            -              33,913
              Administrative service fees - Advisors
              Signature                                         646           765            -               1,411


              Administrative service fees - Preferred            50        22,852            -              22,902

              Administrative service fees - Select               45        24,363            -              24,408

              Registration Fees - Class A                       N/A        20,893            -              20,893

              Registration Fees - Class J                     9,122        18,496      (9,122)  (a)         18,496

              Service fees - Advisors Preferred               4,563        15,145            -              19,708

              Service fees - Advisors Select                  6,266        36,124            -              42,390

              Service fees - Advisors Signature                 577           683            -               1,260

              Service fees - Preferred                           66        31,160            -              31,226

              Service fees - Select                              52        28,111            -              28,163

              Shareholder Reports - Class A                     N/A            63            -                  63

              Shareholder Reports - Class J                   3,011         3,121            -               6,132
              Transfer and administrative fees -
              Class A                                           N/A         9,651            -               9,651
              Transfer and administrative fees -
              Class J                                        31,492        29,631            -              61,123

              Other expenses                                  1,545         3,104      (1,545)  (a)          3,104
                                                        ------------ -------------
                                                                                   ------------      --------------
                                  Total Gross Expenses                                (10,667)
                                                          2,888,597     8,469,433                       11,347,363
              Less: Reimbursement from Manager -
              Class A                                           N/A        29,798            -              29,798
              Less: Reimbursement from Manager -
              Class J                                        22,451        23,125            -              45,576
                                                        ------------ ------------- ------------      --------------

                                    Total Net Expenses    2,866,146     8,416,510     (10,667)          11,271,989
                                                        ------------ ------------- ------------      --------------
                Net Investment Income (Operating Loss)                                  10,667
                                                            670,383     (809,551)                        (128,501)

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies
Net realized gain (loss) from:

              Investment transactions                    14,095,933    49,484,512            -          63,580,445

              Futures contracts                           1,083,419        41,379            -           1,124,798

              Foreign currency transactions                       -     1,118,062                        1,118,062
Change in unrealized appreciation/depreciation of:

              Investments                                 1,268,528    44,223,851            -          45,492,379

              Futures contracts                              13,957        34,694            -              48,651
              Translation of assets and liabilities
              in foreign currencies                               -     (446,178)            -           (446,178)
                                                                     ------------- ------------
                                                        ------------                                 --------------
               Net Realized and Unrealized Gain (Loss)
                 on Investments and Foreign Currencies   16,461,837    94,456,320            -         110,918,157
                                                        ------------ ------------- ------------      --------------
                 Net Increase (Decrease) in Net Assets            $             $     $ 10,667                   $
                             Resulting from Operations   17,132,220    93,646,769                      110,789,656
                                                        ============ ============= ============      ==============


(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.

                             Schedule of Investments
                         Principal Investors Fund, Inc.
                           April 30, 2006 (unaudited)



               Partners                                                                          Partners
   Partners    LargeCap                                                           Partners      LargeCap
  LargeCap     Growth                                                             LargeCap     Growth Fund
 Growth Fund    Fund II    Combined                                             Growth Fund        II           Combined
-------------- ---------- -----------                                           ------------- -------------- ---------------
    Shares       Shares     Shares
     Held         Held       Held      98.75%   COMMON STOCKS                       Value         Value           Value
-------------- ---------- -----------                                           ------------- -------------- ---------------
                                        0.47%   Advertising Sales
                                                Lamar Advertising Co (a)(b)         $      -    $ 4,943,601    $  4,943,601
            -     89,900      89,900

                                        2.12%   Aerospace & Defense
                                                Boeing Co
        9,500    141,000     150,500                                                 792,775     11,766,450      12,559,225
                                                General Dynamics Corp
        7,200          -       7,200                                                 472,464              -         472,464
                                                Northrop Grumman Corp (a)
        3,900          -       3,900                                                 260,910              -         260,910
                                                Rockwell Collins Inc
        3,000    157,900     160,900                                                 171,600      9,031,880       9,203,480
                                                                                ------------- -------------- ---------------

                                                                                   1,697,749     20,798,330      22,496,079
                                                                                ------------- -------------- ---------------
                                        2.17%   Aerospace & Defense Equipment
                                                Goodrich Corp
       17,400          -      17,400                                                 774,300              -         774,300
                                                United Technologies Corp
        6,700    346,900     353,600                                                 420,827     21,788,789      22,209,616
                                                                                ------------- -------------- ---------------

                                                                                   1,195,127     21,788,789      22,983,916
                                                                                ------------- -------------- ---------------
                                        1.77%   Agricultural Chemicals
                                                Monsanto Co
            -    178,126     178,126                                                             14,855,709      14,855,709
                                                                                           -
                                                Potash Corp of Saskatchewan
            -     41,500      41,500                                                       -      3,929,220       3,929,220
                                                                                ------------- -------------- ---------------

                                                                                           -     18,784,929      18,784,929
                                                                                ------------- -------------- ---------------
                                        1.63%   Agricultural Operations
                                                Archer-Daniels-Midland Co
            -    473,600     473,600                                                       -     17,210,624      17,210,624

                                        1.68%   Apparel Manufacturers
                                                Carter's Inc (b)
            -     33,300      33,300                                                       -      2,243,088       2,243,088
                                                Columbia Sportswear Co (a)(b)
        1,400          -       1,400                                                  71,246              -          71,246
                                                Guess ? Inc (b)
            -     51,000      51,000                                                       -      2,021,130       2,021,130
                                                Phillips-Van Heusen
            -     48,205      48,205                                                       -      1,937,841       1,937,841
                                                Polo Ralph Lauren Corp
            -    190,200     190,200                                                       -     11,548,944      11,548,944
                                                                                ------------- -------------- ---------------

                                                                                      71,246     17,751,003      17,822,249
                                                                                ------------- -------------- ---------------
                                        0.06%   Appliances
                                                Whirlpool Corp
        6,700          -       6,700                                                 601,325              -         601,325

                                        3.71%   Applications Software
                                                Citrix Systems Inc (b)
            -    109,000     109,000                                                       -      4,351,280       4,351,280
                                                Microsoft Corp
            -  1,261,122   1,261,122                                                       -     30,456,096      30,456,096
                                                Red Hat Inc (b)
            -    152,100     152,100                                                       -      4,470,219       4,470,219
                                                                                ------------- -------------- ---------------

                                                                                           -     39,277,595      39,277,595
                                                                                ------------- -------------- ---------------
                                        0.05%   Auto - Medium & Heavy Duty
                                               Trucks
                                                Oshkosh Truck Corp
        9,100          -       9,100                                                 556,920              -         556,920

                                        0.02%   Auto/Truck Parts & Equipment
                                               - Original
                                                Johnson Controls Inc (a)
        2,000          -       2,000                                                 163,100              -         163,100

                                        2.83%   Beverages - Non-alcoholic
                                                Coca-Cola Co/The
       62,000          -      62,000                                               2,601,520              -       2,601,520
                                                PepsiCo Inc
       39,000    431,400     470,400                                               2,271,360     25,124,736      27,396,096
                                                                                ------------- -------------- ---------------

                                                                                   4,872,880     25,124,736      29,997,616
                                                                                ------------- -------------- ---------------
                                        0.01%   Beverages - Wine & Spirits
                                                Brown-Forman Corp
        1,400          -       1,400                                                 104,300              -         104,300

                                        0.08%   Building - Residential &
                                               Commercial
                                                Centex Corp
          800          -         800                                                  44,480              -          44,480
                                                DR Horton Inc
        3,200          -       3,200                                                  96,064              -          96,064
                                                KB Home
        6,000          -       6,000                                                 369,420              -         369,420
                                                Lennar Corp
        2,200          -       2,200                                                 120,846                        120,846
                                                                                                          -
                                                Pulte Homes Inc (a)
          700          -         700                                                  26,145              -          26,145
                                                Ryland Group Inc (a)
        3,000          -       3,000                                                 189,330              -         189,330
                                                                                ------------- -------------- ---------------

                                                                                     846,285              -         846,285
                                                                                ------------- -------------- ---------------
                                        0.07%   Building Products - Cement &
                                               Aggregate
                                                Martin Marietta Materials
        6,800          -       6,800           Inc                                   721,888              -         721,888

                                        0.01%   Cable TV
                                                Cablevision Systems Corp
        5,800          -       5,800                                                 117,566              -         117,566

                                        0.00%   Casino Hotels
                                                MGM Mirage (a)(b)
          700          -         700                                                  31,430              -          31,430

                                        0.07%   Cellular Telecommunications
                                                NII Holdings Inc (a)(b)
       12,800                 12,800                                                 766,720                        766,720
                       -                                                                                  -

                                        0.00%   Chemicals - Specialty
                                                Tronox Inc (b)
           60          -                                                               1,038                          1,038
                                  60                                                                      -

                                        0.02%   Commercial Services
                                                Iron Mountain Inc (b)
        2,600          -       2,600                                                 101,660              -         101,660
                                                Weight Watchers International
        1,500          -       1,500           Inc                                    74,025              -          74,025
                                                                                ------------- -------------- ---------------

                                                                                     175,685              -         175,685
                                                                                ------------- -------------- ---------------
                                        0.14%   Commercial Services -
                                               Finance
                                                Equifax Inc
       11,600          -      11,600                                                 447,064              -         447,064
                                                Moody's Corp
        6,300          -       6,300                                                 390,663              -         390,663
                                                Paychex Inc
       15,700                 15,700                                                 634,123                        634,123
                       -                                                                                  -
                                                                                ------------- -------------- ---------------

                                                                                   1,471,850              -       1,471,850
                                                                                ------------- -------------- ---------------
                                        0.53%   Computer Services
                                                Affiliated Computer Services
        7,300          -       7,300           Inc (b)                               407,048              -         407,048
                                                Ceridian Corp (b)
        1,100    204,300     205,400                                                  26,653      4,950,189       4,976,842
                                                DST Systems Inc (a)(b)
        3,600          -       3,600                                                 221,472              -         221,472
                                                                                ------------- -------------- ---------------

                                                                                     655,173      4,950,189       5,605,362
                                                                                ------------- -------------- ---------------
                                        4.00%   Computers
                                                Apple Computer Inc (b)
        4,100          -       4,100                                                 288,599              -         288,599
                                                Dell Inc (b)
      151,800          -     151,800                                               3,977,160              -       3,977,160
                                                Hewlett-Packard Co
       52,400    511,000     563,400                                               1,701,428     16,592,170      18,293,598
                                                International Business
        5,600    235,300     240,900           Machines Corp                         461,104     19,374,602      19,835,706
                                                                                ------------- -------------- ---------------

                                                                                   6,428,291     35,966,772      42,395,063
                                                                                ------------- -------------- ---------------
                                        0.20%   Computers - Integrated
                                               Systems
                                                Brocade Communications
            -    338,600     338,600           Systems Inc (b)                             -      2,085,776       2,085,776

                                        1.91%   Computers  -Memory Devices
                                                EMC Corp/Massachusetts (b)
            -    809,600     809,600                                                       -     10,937,696      10,937,696
                                                Komag Inc (a)(b)
            -     45,500      45,500                                                       -      1,912,820       1,912,820
                                                Seagate Technology
            -    278,400     278,400                                                       -      7,394,304       7,394,304
                                                                                ------------- -------------- ---------------

                                                                                           -     20,244,820      20,244,820
                                                                                ------------- -------------- ---------------
                                        0.03%   Computers - Peripheral
                                               Equipment
                                                Lexmark International Inc (b)
        6,600          -       6,600                                                 321,420              -         321,420

                                        1.01%   Consulting Services
                                                Accenture Ltd
            -    368,288     368,288                                                       -     10,706,132      10,706,132

                                        0.45%   Containers - Metal & Glass
                                                Crown Holdings Inc (b)
            -    295,200     295,200                                                       -      4,732,056       4,732,056

                                        1.36%   Cosmetics & Toiletries
                                                Colgate-Palmolive Co
        9,500    238,489     247,989                                                 561,640     13,882,445      14,444,085

                                        0.83%   Data Processing & Management
                                                Fair Isaac Corp
        7,300          -       7,300                                                 270,903              -         270,903
                                                First Data Corp
       20,900          -      20,900                                                 996,721              -         996,721
                                                Fiserv Inc (b)
        7,400          -       7,400                                                 333,592              -         333,592
                                                Global Payments Inc
            -    147,600     147,600                                                       -      7,000,668       7,000,668
                                                Total System Services Inc (a)
        7,700          -       7,700                                                 154,231              -         154,231
                                                                                ------------- -------------- ---------------

                                                                                   1,755,447      7,000,668       8,756,115
                                                                                ------------- -------------- ---------------
                                        0.15%   Diagnostic Equipment
                                                Cytyc Corp (b)
                  59,700      59,700                                                              1,543,245       1,543,245
            -                                                                              -

                                        0.01%   Distribution & Wholesale
                                                Fastenal Co (a)
        2,600          -       2,600                                                 121,706              -         121,706
                                                Ingram Micro Inc (b)
        1,400          -       1,400                                                  25,746
                                                                                                          -          25,746
                                                                                ------------- -------------- ---------------

                                                                                     147,452              -         147,452
                                                                                ------------- -------------- ---------------
                                        7.18%   Diversified Manufacturing
                                               Operations
                                                Cooper Industries Ltd
            -    136,500     136,500                                                       -     12,482,925      12,482,925
                                                General Electric Co
            -  1,045,100   1,045,100                                                       -     36,150,009      36,150,009
                                                ITT Industries Inc
        7,700          -       7,700                                                 432,971              -         432,971
                                                Roper Industries Inc
            -    148,757     148,757                                                       -      7,060,007       7,060,007
                                                Textron Inc
            -    221,302     221,302                                                       -     19,906,115      19,906,115
                                                                                ------------- -------------- ---------------

                                                                                     432,971     75,599,056      76,032,027
                                                                                ------------- -------------- ---------------
                                        0.78%   E-Commerce - Services
                                                eBay Inc (b)
            -    238,900     238,900                                                       -      8,220,549       8,220,549

                                        0.05%   Electric - Integrated
                                                TXU Corp
        9,900          -       9,900                                                 491,337              -         491,337

                                        2.03%   Electric Products -
                                               Miscellaneous
                                                Emerson Electric Co
        4,800    248,000     252,800                                                 407,760     21,067,600      21,475,360

                                        0.02%   Electronic Components -
                                               Miscellaneous
                                                AVX Corp.
        1,700          -       1,700                                                  30,260              -          30,260
                                                Jabil Circuit Inc
        3,300          -       3,300                                                 128,667              -         128,667
                                                                                ------------- -------------- ---------------

                                                                                     158,927              -         158,927
                                                                                ------------- -------------- ---------------
                                        3.61%   Electronic Components -
                                               Semiconductors
                                                Broadcom Corp (b)
       34,450    147,000     181,450                                               1,416,239      6,043,170       7,459,409
                                                Freescale Semiconductor Inc -
            -    450,400     450,400           B Shares (b)                                -     14,264,168      14,264,168
                                                Intel Corp
      288,000          -     288,000                                               5,754,240              -       5,754,240
                                                Intersil Corp
        6,600          -       6,600                                                 195,426                        195,426
                                                                                                          -
                                                Microchip Technology Inc
        8,500          -       8,500                                                 316,710              -         316,710
                                                National Semiconductor Corp
       17,700          -      17,700                                                 530,646              -         530,646
                                                Nvidia Corp (b)
       39,300          -      39,300                                               1,148,346              -       1,148,346
                                                QLogic Corp (b)
            -    109,200     109,200                                                       -      2,272,452       2,272,452
                                                Texas Instruments Inc
      180,400          -     180,400                                               6,261,684              -       6,261,684
                                                                                ------------- -------------- ---------------

                                                                                  15,623,291     22,579,790      38,203,081
                                                                                ------------- -------------- ---------------
                                        0.54%   Electronic Design Automation
                                                Cadence Design Systems Inc
            -    303,900     303,900           (b)                                         -      5,752,827       5,752,827

                                        0.04%   Electronic Forms
                                                Adobe Systems Inc (b)
        9,800          -       9,800                                                 384,160              -         384,160

                                        0.57%   Electronic Measurement
                                               Instruments
                                                Agilent Technologies Inc (b)
       40,300          -      40,300                                               1,548,326              -       1,548,326
                                                Itron Inc (a)(b)
            -     66,806      66,806                                                       -      4,479,342       4,479,342
                                                                                ------------- -------------- ---------------

                                                                                   1,548,326      4,479,342       6,027,668
                                                                                ------------- -------------- ---------------
                                        0.00%   Electronic Parts Distribution
                                                Avnet Inc (b)
        1,900          -       1,900                                                  49,685                         49,685
                                                                                                          -

                                        0.04%   Engineering - Research &
                                               Development Services
                                                Jacobs Engineering Group Inc
        5,000          -       5,000           (b)                                   413,500              -         413,500

                                        1.79%   Enterprise Software &
                                               Services
                                                BEA Systems Inc (a)(b)
       37,200    411,500     448,700                                                 492,900      5,452,375       5,945,275
                                                BMC Software Inc (b)
        2,100          -       2,100                                                  45,234              -          45,234
                                                Oracle Corp (b)
            -    595,400     595,400                                                       -      8,686,886       8,686,886
                                                SAP AG ADR
            -     77,500      77,500                                                       -      4,233,825       4,233,825
                                                                                ------------- -------------- ---------------

                                                                                     538,134     18,373,086      18,911,220
                                                                                ------------- -------------- ---------------
                                        0.05%   Fiduciary Banks
                                                State Street Corp
        8,600          -       8,600                                                 561,752                        561,752
                                                                                                          -

                                        0.00%   Finance - Consumer Loans
                                                Student Loan Corp
          100          -         100                                                  20,825
                                                                                                          -          20,825

                                        1.34%   Finance - Credit Card
                                                American Express Co
            -    141,800     141,800                                                       -      7,630,258       7,630,258
                                                Capital One Financial Corp
                  75,700      75,700                                                              6,558,648       6,558,648
            -                                                                              -
                                                                                ------------- -------------- ---------------

                                                                                           -     14,188,906      14,188,906
                                                                                ------------- -------------- ---------------
                                        1.97%   Finance - Investment Banker &
                                               Broker
                                                Bear Stearns Cos Inc/The
            -     56,900      56,900                                                       -      8,108,819       8,108,819
                                                Charles Schwab Corp/The
      174,600          -     174,600                                               3,125,340              -       3,125,340
                                                E*Trade Financial Corp (b)
       14,600          -      14,600                                                 363,248              -         363,248
                                                Goldman Sachs Group Inc
          800     46,300      47,100                                                 128,232      7,421,427       7,549,659
                                                Lehman Brothers Holdings Inc
        5,000          -       5,000                                                 755,750              -         755,750
                                                Merrill Lynch & Co Inc
        4,400          -       4,400                                                 335,544              -         335,544
                                                TD Ameritrade Holding Corp
       33,900          -      33,900                                                 629,184              -         629,184
                                                                                ------------- -------------- ---------------

                                                                                   5,337,298     15,530,246      20,867,544
                                                                                ------------- -------------- ---------------
                                        0.10%   Finance - Mortgage
                                               Loan/Banker
                                                Fannie Mae
       20,000          -      20,000                                               1,012,000              -       1,012,000

                                        0.09%   Financial Guarantee Insurance
                                                AMBAC Financial Group Inc
        5,200          -       5,200                                                 428,272              -         428,272
                                                MGIC Investment Corp
        5,400                  5,400                                                 381,780                        381,780
                       -                                                                                  -
                                                PMI Group Inc/The
        1,300          -       1,300                                                  59,995              -          59,995
                                                Radian Group Inc (a)
        1,500          -       1,500                                                  94,080              -          94,080
                                                                                ------------- -------------- ---------------

                                                                                     964,127                        964,127
                                                                                                          -
                                                                                ------------- -------------- ---------------
                                        0.03%   Food - Dairy Products
                                                Dean Foods Co (b)
        9,200          -       9,200                                                 364,412              -         364,412

                                        1.00%   Food -
                                               Miscellaneous/Diversified
                                                General Mills Inc
            -    214,500     214,500                                                       -     10,583,430      10,583,430
                                                Sara Lee Corp
        2,600          -       2,600                                                  46,462              -          46,462
                                                                                ------------- -------------- ---------------

                                                                                      46,462     10,583,430      10,629,892
                                                                                ------------- -------------- ---------------
                                        0.10%   Food - Retail
                                                Kroger Co/The
       48,500          -      48,500                                                 982,610              -         982,610
                                                Whole Foods Market Inc
        1,900          -       1,900                                                 116,622              -         116,622
                                                                                ------------- -------------- ---------------

                                                                                   1,099,232              -       1,099,232
                                                                                ------------- -------------- ---------------
                                        0.08%   Food - Wholesale &
                                               Distribution
                                                Supervalu Inc (a)
       14,000          -      14,000                                                 406,140              -         406,140
                                                Sysco Corp (a)
       15,500          -      15,500                                                 463,295              -         463,295
                                                                                ------------- -------------- ---------------

                                                                                     869,435              -         869,435
                                                                                ------------- -------------- ---------------
                                        0.19%   Health Care Cost Containment
                                                McKesson Corp
       41,500          -      41,500                                               2,016,485              -       2,016,485

                                        0.04%   Home Decoration Products
                                                Newell Rubbermaid Inc
       15,200          -      15,200                                                 416,784                        416,784
                                                                                                          -

                                        0.02%   Hotels & Motels
                                                Marriott International Inc
        2,300          -       2,300                                                 168,061              -         168,061

                                        0.02%   Human Resources
                                                Robert Half International
        5,500          -       5,500           Inc                                   232,485              -         232,485

                                        0.01%   Instruments - Scientific
                                                Applera Corp - Applied
        2,200          -       2,200           Biosystems Group                       63,448              -          63,448

                                        0.04%   Insurance Brokers
                                                AON Corp
        5,600          -       5,600                                                 234,696              -         234,696
                                                Marsh & McLennan Cos Inc
        7,200          -       7,200                                                 220,824              -         220,824
                                                                                ------------- -------------- ---------------

                                                                                     455,520              -         455,520
                                                                                ------------- -------------- ---------------
                                        0.00%   Internet Content -
                                               Information & News
                                                CNET Networks Inc (a)(b)
        3,300          -       3,300                                                  35,574              -          35,574

                                        0.79%   Investment Management &
                                               Advisory Services
                                                Federated Investors Inc
        2,000          -       2,000                                                  70,200              -          70,200
                                                Franklin Resources Inc
       11,100     66,700      77,800                                               1,033,632      6,211,104       7,244,736
                                                Legg Mason Inc
        8,700          -       8,700                                               1,030,776              -       1,030,776
                                                                                ------------- -------------- ---------------

                                                                                   2,134,608      6,211,104       8,345,712
                                                                                ------------- -------------- ---------------
                                        0.27%   Life & Health Insurance
                                                Aflac Inc
       42,700          -      42,700                                               2,029,958                      2,029,958
                                                                                                          -
                                                Cigna Corp
        3,200          -       3,200                                                 342,400              -         342,400
                                                Lincoln National Corp
        4,900          -       4,900                                                 284,592              -         284,592
                                                Prudential Financial Inc
        3,100          -       3,100                                                 242,203              -         242,203
                                                                                ------------- -------------- ---------------

                                                                                   2,899,153              -       2,899,153
                                                                                ------------- -------------- ---------------
                                        0.27%   Machinery - Construction &
                                               Mining
                                                Caterpillar Inc
       37,600          -      37,600                                               2,847,824              -       2,847,824

                                        0.00%   Machinery - Pumps
                                                Flowserve Corp (b)
          700          -         700                                                  40,264                         40,264
                                                                                                          -

                                        0.08%   Medical  - Outpatient & Home
                                                Medical Care
                                                Lincare Holdings Inc (b)
       22,600          -      22,600                                                 893,378              -         893,378

                                        2.95%   Medical - Biomedical/Gene
                                                Amgen Inc (b)
       15,200    257,792     272,992                                               1,029,040     17,452,518      18,481,558
                                                Genentech Inc (b)
       65,300     89,800     155,100                                               5,205,063      7,157,958      12,363,021
                                                Invitrogen Corp (a)(b)
        2,500          -       2,500                                                 165,025              -         165,025
                                                Millipore Corp (a)(b)
        3,500          -       3,500                                                 258,230              -         258,230
                                                                                ------------- -------------- ---------------

                                                                                   6,657,358     24,610,476      31,267,834
                                                                                ------------- -------------- ---------------
                                        3.95%   Medical - Drugs
                                                Abbott Laboratories
       31,800          -      31,800                                               1,359,132              -       1,359,132
                                                Abraxis BioScience Inc (a)(b)
        5,000          -       5,000                                                 156,200              -         156,200
                                                Allergan Inc
       13,000          -      13,000                                               1,335,360                      1,335,360
                                                                                                          -
                                                Bristol-Myers Squibb Co
        2,100          -       2,100                                                  53,298              -          53,298
                                                Forest Laboratories Inc (b)
       37,200          -      37,200                                               1,502,136              -       1,502,136
                                                Merck & Co Inc
      115,600          -     115,600                                               3,978,952              -       3,978,952
                                                Novartis AG ADR
            -    186,500     186,500                                                       -     10,725,615      10,725,615
                                                Novo-Nordisk A/S ADR (a)
            -     90,900      90,900                                                              5,849,415       5,849,415
                                                                                           -
                                                Pfizer Inc
      183,300          -     183,300                                               4,642,989              -       4,642,989
                                                Roche Holding AG ADR
            -    142,500     142,500                                                       -     10,972,500      10,972,500
                                                Wyeth
       26,700          -      26,700                                               1,299,489              -       1,299,489
                                                                                ------------- -------------- ---------------

                                                                                  14,327,556     27,547,530      41,875,086
                                                                                ------------- -------------- ---------------
                                        0.07%   Medical - Generic Drugs
                                                Barr Pharmaceuticals Inc (b)
       11,700          -      11,700                                                 708,435                        708,435
                                                                                                          -

                                        0.94%   Medical - HMO
                                                Aetna Inc
       49,900          -      49,900                                               1,921,150              -       1,921,150
                                                Coventry Health Care Inc (b)
        6,000          -       6,000                                                 298,020              -         298,020
                                                Health Net Inc (b)
       16,200          -      16,200                                                 659,340              -         659,340
                                                Humana Inc (b)
        6,800          -       6,800                                                 307,224              -         307,224
                                                UnitedHealth Group Inc
      126,600                126,600                                               6,297,084              -       6,297,084
                       -
                                                WellPoint Inc (b)
        6,100          -       6,100                                                 433,100              -         433,100
                                                                                ------------- -------------- ---------------

                                                                                   9,915,918              -       9,915,918
                                                                                ------------- -------------- ---------------
                                        0.14%   Medical - Hospitals
                                                Community Health Systems Inc
          100          -         100           (b)                                     3,624              -           3,624
                                                HCA Inc
       31,000          -      31,000                                               1,360,590              -       1,360,590
                                                Universal Health Services
        2,700          -       2,700           Inc                                   137,133              -         137,133
                                                                                ------------- -------------- ---------------

                                                                                   1,501,347              -       1,501,347
                                                                                ------------- -------------- ---------------
                                        0.17%   Medical - Wholesale Drug
                                               Distribution
                                                AmerisourceBergen Corp
        9,200          -       9,200                                                 396,980              -         396,980
                                                Cardinal Health Inc
       20,800          -      20,800                                               1,400,880              -       1,400,880
                                                                                ------------- -------------- ---------------

                                                                                   1,797,860              -       1,797,860
                                                                                ------------- -------------- ---------------
                                        0.07%   Medical Information Systems
                                                Cerner Corp (a)(b)
       17,500          -      17,500                                                 693,875              -         693,875

                                        1.42%   Medical Instruments
                                                DJ Orthopedics Inc (b)
            -     53,400      53,400                                                       -      2,123,184       2,123,184
                                                Edwards Lifesciences Corp (b)
            -    150,526     150,526                                                       -      6,689,376       6,689,376
                                                Kyphon Inc (a)(b)
        2,100          -       2,100                                                  87,255              -          87,255
                                                Medtronic Inc
        3,900          -       3,900                                                 195,468              -         195,468
                                                St Jude Medical Inc (b)
       17,700    129,900     147,600                                                 698,796      5,128,452       5,827,248
                                                Techne Corp (b)
        1,400          -       1,400                                                  79,324              -          79,324
                                                                                ------------- -------------- ---------------

                                                                                   1,060,843     13,941,012      15,001,855
                                                                                ------------- -------------- ---------------
                                        3.01%   Medical Products
                                                Baxter International Inc
            -    352,400     352,400                                                       -     13,285,480      13,285,480
                                                Becton Dickinson & Co
            -    245,906     245,906                                                       -     15,501,914      15,501,914
                                                Henry Schein Inc (b)
          800          -         800                                                  37,296              -          37,296
                                                Johnson & Johnson
       49,200          -      49,200                                               2,883,612              -       2,883,612
                                                Mentor Corp (a)
        2,400          -       2,400                                                 103,992              -         103,992
                                                Stryker Corp
          600          -         600                                                  26,250              -          26,250
                                                Varian Medical Systems Inc
        1,600          -       1,600           (b)                                    83,808              -          83,808
                                                                                ------------- -------------- ---------------

                                                                                   3,134,958     28,787,394      31,922,352
                                                                                ------------- -------------- ---------------
                                        0.58%   Metal - Diversified
                                                Freeport-McMoRan Copper &
            -     94,800      94,800           Gold Inc                                    -      6,122,184       6,122,184

                                        0.06%   Motorcycle/Motor Scooter
                                                Harley-Davidson Inc (a)
       13,400          -      13,400                                                 681,256              -         681,256

                                        1.57%   Multi-line Insurance
                                                American International Group
       54,000    195,500     249,500           Inc                                 3,523,500     12,756,375      16,279,875
                                                Hanover Insurance Group Inc.
          100          -         100                                                   5,290              -           5,290
                                                Loews Corp
        3,000          -       3,000                                                 318,450              -         318,450
                                                                                ------------- -------------- ---------------

                                                                                   3,847,240     12,756,375      16,603,615
                                                                                ------------- -------------- ---------------
                                        2.52%   Networking Products
                                                Cisco Systems Inc (b)
            -  1,274,900   1,274,900                                                       -     26,709,155      26,709,155

                                        0.00%   Office Automation &
                                               Equipment
                                                Pitney Bowes Inc
          200          -         200                                                   8,370
                                                                                                          -           8,370

                                        0.02%   Office Furnishings -
                                               Original
                                                Herman Miller Inc
          700          -         700                                                  21,553              -          21,553
                                                HNI Corp (a)
        4,100          -       4,100                                                 216,808              -         216,808
                                                                                ------------- -------------- ---------------

                                                                                     238,361              -         238,361
                                                                                ------------- -------------- ---------------
                                        1.80%   Oil - Field Services
                                                Baker Hughes Inc
       14,600          -      14,600                                               1,180,118              -       1,180,118
                                                BJ Services Co
       19,200          -      19,200                                                 730,560              -         730,560
                                                Halliburton Co (a)
       14,000          -      14,000                                               1,094,100              -       1,094,100
                                                Schlumberger Ltd
            -    232,100     232,100                                                       -     16,047,394      16,047,394
                                                                                ------------- -------------- ---------------

                                                                                   3,004,778     16,047,394      19,052,172
                                                                                ------------- -------------- ---------------
                                        0.04%   Oil & Gas Drilling
                                                Helmerich & Payne Inc
        5,600          -       5,600                                                 407,344              -         407,344

                                        0.50%   Oil Company - Exploration &
                                               Production
                                                Anadarko Petroleum Corp
        3,200     42,900      46,100                                                 335,424      4,496,778       4,832,202
                                                Devon Energy Corp
        4,500          -       4,500                                                 270,495              -         270,495
                                                Kerr-McGee Corp
          300          -         300                                                  29,958              -          29,958
                                                Newfield Exploration Co
        3,500          -       3,500           (a)(b)                                156,100              -         156,100
                                                                                ------------- -------------- ---------------

                                                                                     791,977      4,496,778       5,288,755
                                                                                ------------- -------------- ---------------
                                        1.51%   Oil Company - Integrated
                                                Amerada Hess Corp (a)
          300          -         300                                                  42,981              -          42,981
                                                ConocoPhillips
       34,344          -      34,344                                               2,297,614              -       2,297,614
                                                Exxon Mobil Corp
       38,600          -      38,600                                               2,434,888              -       2,434,888
                                                Marathon Oil Corp
        3,500          -       3,500                                                 277,760              -         277,760
                                                Occidental Petroleum Corp
        5,100    101,100     106,200                                                 523,974     10,387,014      10,910,988
                                                                                ------------- -------------- ---------------

                                                                                   5,577,217     10,387,014      15,964,231
                                                                                ------------- -------------- ---------------
                                        0.53%   Oil Field Machinery &
                                               Equipment
                                                Cooper Cameron Corp (b)
        7,700     96,400     104,100                                                 386,848      4,843,136       5,229,984
                                                Grant Prideco Inc (b)
        7,700          -       7,700                                                 394,240              -         394,240
                                                                                ------------- -------------- ---------------

                                                                                     781,088      4,843,136       5,624,224
                                                                                ------------- -------------- ---------------
                                        0.06%   Oil Refining & Marketing
                                                Sunoco Inc
        7,200          -       7,200                                                 583,488              -         583,488

                                        0.60%   Optical Supplies
                                                Alcon Inc
            -     63,000      63,000                                                       -      6,407,730       6,407,730

                                        1.64%   Pharmacy Services
                                                Caremark Rx Inc
       10,300    109,900     120,200                                                 469,165      5,005,945       5,475,110
                                                Express Scripts Inc (b)
       36,400     99,600     136,000                                               2,844,296      7,782,744      10,627,040
                                                Medco Health Solutions Inc
       14,300          -      14,300           (b)                                   761,189              -         761,189
                                                Omnicare Inc (a)
        9,100          -       9,100                                                 516,061              -         516,061
                                                                                ------------- -------------- ---------------

                                                                                   4,590,711     12,788,689      17,379,400
                                                                                ------------- -------------- ---------------
                                        0.16%   Pipelines
                                                Kinder Morgan Inc
       16,500          -      16,500                                               1,452,330              -       1,452,330
                                                Questar Corp
        3,600          -       3,600                                                 288,180              -         288,180
                                                                                ------------- -------------- ---------------

                                                                                   1,740,510              -       1,740,510
                                                                                ------------- -------------- ---------------
                                        0.03%   Power Converter & Supply
                                               Equipment
                                                American Power Conversion
       12,500          -      12,500           Corp                                  278,000              -         278,000

                                        0.21%   Property & Casualty
                                               Insurance
                                                Chubb Corp
       10,400          -      10,400                                                 536,016              -         536,016
                                                Progressive Corp/The
        8,100          -       8,100                                                 879,093              -         879,093
                                                St Paul Travelers Cos
       18,000          -      18,000           Inc/The                               792,540              -         792,540
                                                                                ------------- -------------- ---------------

                                                                                   2,207,649                      2,207,649
                                                                                                          -
                                                                                ------------- -------------- ---------------
                                        0.18%   Publicly Traded Investment
                                               Fund
                                                iShares Russell 1000 Growth
            -     36,700      36,700           Index Fund                                  -      1,924,181       1,924,181

                                        0.01%   Quarrying
                                                Vulcan Materials Co
          800          -         800                                                  67,968              -          67,968

                                        1.66%   Regional Banks
                                                Wells Fargo & Co
            -    256,600     256,600                                                       -     17,625,854      17,625,854

                                        0.48%   Reinsurance
                                                Endurance Specialty Holdings
            -     84,000      84,000           Ltd                                         -      2,600,640       2,600,640
                                                PartnerRe Ltd
            -     40,417      40,417                                                       -      2,528,083       2,528,083
                                                                                ------------- -------------- ---------------

                                                                                           -      5,128,723       5,128,723
                                                                                ------------- -------------- ---------------
                                        0.03%   Rental - Auto & Equipment
                                                Rent-A-Center Inc (b)
       12,700                 12,700                                                 350,774                        350,774
                       -                                                                                  -

                                        0.03%   Research & Development
                                                Pharmaceutical Product
        9,400          -       9,400           Development Inc                       337,178              -         337,178

                                        0.01%   Respiratory Products
                                                Respironics Inc (b)
        3,400          -       3,400                                                 124,508              -         124,508

                                        3.13%   Retail - Apparel & Shoe
                                                Abercrombie & Fitch Co
        1,300          -       1,300                                                  78,949              -          78,949
                                                AnnTaylor Stores Corp (b)
            -    123,300     123,300                                                       -      4,602,789       4,602,789
                                                Bebe Stores Inc (a)
       12,200          -      12,200                                                 215,696              -         215,696
                                                Chico's FAS Inc (b)
       18,700    161,100     179,800                                                 693,022      5,970,366       6,663,388
                                                Dress Barn Inc (a)(b)
            -     96,800      96,800                                                       -      2,448,072       2,448,072
                                                Foot Locker Inc
            -    234,300     234,300                                                       -      5,431,074       5,431,074
                                                Men's Wearhouse Inc (a)
        7,300          -       7,300                                                 258,712              -         258,712
                                                Nordstrom Inc
       30,300          -      30,300                                               1,161,399              -       1,161,399
                                                Payless Shoesource Inc (b)
            -    197,100     197,100                                                       -      4,527,387       4,527,387
                                                Ross Stores Inc
            -    253,600     253,600                                                       -      7,770,304       7,770,304
                                                                                ------------- -------------- ---------------

                                                                                   2,407,778     30,749,992      33,157,770
                                                                                ------------- -------------- ---------------
                                        0.17%   Retail - Auto Parts
                                                Advance Auto Parts Inc
       20,100          -      20,100                                                 808,422              -         808,422
                                                Autozone Inc (b)
        5,600          -       5,600                                                 524,216              -         524,216
                                                O'Reilly Automotive Inc (b)
       13,200          -      13,200                                                 447,216              -         447,216
                                                                                ------------- -------------- ---------------

                                                                                   1,779,854              -       1,779,854
                                                                                ------------- -------------- ---------------
                                        0.02%   Retail - Automobile
                                                Autonation Inc (a)(b)
        7,700          -       7,700                                                 173,404              -         173,404
                                                Copart Inc (a)(b)
          600          -         600                                                  16,110              -          16,110
                                                                                ------------- -------------- ---------------

                                                                                     189,514              -         189,514
                                                                                ------------- -------------- ---------------
                                        0.14%   Retail - Bedding
                                                Bed Bath & Beyond Inc (b)
       38,200          -      38,200                                               1,464,970              -       1,464,970

                                        1.16%   Retail - Building Products
                                                Home Depot Inc
      188,000          -     188,000                                               7,506,840              -       7,506,840
                                                Lowe's Cos Inc
       76,200          -      76,200                                               4,804,410              -       4,804,410
                                                                                ------------- -------------- ---------------

                                                                                  12,311,250              -      12,311,250
                                                                                ------------- -------------- ---------------
                                        0.01%   Retail - Consumer
                                               Electronics
                                                Best Buy Co Inc
        2,800          -       2,800                                                 158,648              -         158,648

                                        1.70%   Retail - Discount
                                                BJ's Wholesale Club Inc (b)
          100          -         100                                                   3,062
                                                                                                          -           3,062
                                                Dollar General Corp
       34,700          -      34,700                                                 605,862              -         605,862
                                                Dollar Tree Stores Inc (a)(b)
       13,900          -      13,900                                                 362,373              -         362,373
                                                Target Corp
            -    272,300     272,300                                                       -     14,459,130      14,459,130
                                                TJX Cos Inc
       19,400          -      19,400                                                 468,122              -         468,122
                                                Wal-Mart Stores Inc
       47,100          -      47,100                                               2,120,913                      2,120,913
                                                                                                          -
                                                                                ------------- -------------- ---------------

                                                                                   3,560,332     14,459,130      18,019,462
                                                                                ------------- -------------- ---------------
                                        0.19%   Retail - Drug Store
                                                Walgreen Co
       49,100          -      49,100                                               2,058,763              -       2,058,763

                                        0.02%   Retail - Gardening Products
                                                Tractor Supply Co (b)
        2,500          -       2,500                                                 161,975              -         161,975

                                        0.03%   Retail - Jewelry
                                                Tiffany & Co (a)
        9,500          -       9,500                                                 331,455              -         331,455

                                        0.31%   Retail - Mail Order
                                                Williams-Sonoma Inc (a)
            -     77,800      77,800                                                       -      3,257,486       3,257,486

                                        1.13%   Retail - Major Department
                                               Store
                                                JC Penney Co Inc
            -    182,700     182,700                                                       -     11,959,542      11,959,542

                                        0.06%   Retail - Office Supplies
                                                Office Depot Inc (b)
       11,200          -      11,200                                                 454,496              -         454,496
                                                Staples Inc
        5,200          -       5,200                                                 137,332              -         137,332
                                                                                ------------- -------------- ---------------

                                                                                     591,828              -         591,828
                                                                                ------------- -------------- ---------------
                                        0.34%   Retail - Restaurants
                                                Applebees International Inc
       10,600          -      10,600                                                 246,026              -         246,026
                                                Brinker International Inc
        8,300          -       8,300                                                 325,028              -         325,028
                                                Darden Restaurants Inc
       16,300          -      16,300                                                 645,480              -         645,480
                                                McDonald's Corp
       12,200                 12,200                                                 421,754                        421,754
                       -                                                                                  -
                                                Sonic Corp (a)(b)
        6,900          -       6,900                                                 233,979              -         233,979
                                                Starbucks Corp (b)
        5,100          -       5,100                                                 190,077              -         190,077
                                                Wendy's International Inc
       17,500          -      17,500                                               1,081,150              -       1,081,150
                                                Yum! Brands Inc
        7,900          -       7,900                                                 408,272              -         408,272
                                                                                ------------- -------------- ---------------

                                                                                   3,551,766              -       3,551,766
                                                                                ------------- -------------- ---------------
                                        0.20%   Retirement & Aged Care
                                                Sunrise Senior Living Inc (b)
            -     58,070      58,070                                                              2,160,204       2,160,204
                                                                                           -

                                        1.10%   Semiconductor Component -
                                               Integrated Circuits
                                                Marvell Technology Group Ltd
            -     61,500      61,500           (b)                                                3,511,035       3,511,035
                                                                                           -
                                                Maxim Integrated Products
            -    231,800     231,800           Inc                                         -      8,173,268       8,173,268
                                                                                ------------- -------------- ---------------

                                                                                           -     11,684,303      11,684,303
                                                                                ------------- -------------- ---------------
                                        0.75%   Semiconductor Equipment
                                                Applied Materials Inc
        1,300          -       1,300                                                  23,335              -          23,335
                                                Novellus Systems Inc (b)
            -    321,700     321,700                                                       -      7,945,990       7,945,990
                                                                                ------------- -------------- ---------------

                                                                                      23,335      7,945,990       7,969,325
                                                                                ------------- -------------- ---------------
                                        1.02%   Steel - Producers
                                                Carpenter Technology Corp
            -     89,200      89,200                                                       -     10,610,340      10,610,340
                                                Nucor Corp
        1,400          -       1,400                                                 152,348              -         152,348
                                                                                ------------- -------------- ---------------

                                                                                     152,348     10,610,340      10,762,688
                                                                                ------------- -------------- ---------------
                                        0.05%   Telecommunication Equipment
                                                Adtran Inc
        8,300          -       8,300                                                 208,662              -         208,662
                                                Harris Corp
        7,300                  7,300                                                 339,961                        339,961
                       -                                                                                  -
                                                                                ------------- -------------- ---------------

                                                                                     548,623              -         548,623
                                                                                ------------- -------------- ---------------
                                        0.51%   Telecommunication Equipment -
                                               Fiber Optics
                                                Ciena Corp (b)
            -    575,100     575,100                                                       -      2,352,159       2,352,159
                                                Corning Inc (a)(b)
      112,300          -     112,300                                               3,102,849              -       3,102,849
                                                                                ------------- -------------- ---------------

                                                                                   3,102,849      2,352,159       5,455,008
                                                                                ------------- -------------- ---------------
                                        0.00%   Telephone - Integrated
                                                CenturyTel Inc
          100          -         100                                                   3,770              -           3,770

                                        0.06%   Textile - Home Furnishings
                                                Mohawk Industries Inc (b)
        8,300          -       8,300                                                 664,830                        664,830
                                                                                                          -

                                        1.03%   Therapeutics
                                                Gilead Sciences Inc (b)
       11,500    178,300     189,800                                                 661,250     10,252,250      10,913,500

                                        0.47%   Tobacco
                                                Altria Group Inc (a)
       67,300          -      67,300                                               4,923,668              -       4,923,668

                                        0.44%   Transactional Software
                                                VeriFone Holdings Inc (a)(b)
            -    150,729     150,729                                                       -      4,666,570       4,666,570

                                        0.05%   Transport - Rail
                                                Burlington Northern Santa Fe
        7,200          -       7,200           Corp                                  572,616              -         572,616

                                   -
                                        2.01%   Transport - Services
                                   -
                                                CH Robinson Worldwide Inc
       10,600          -      10,600                                                 470,110              -         470,110
                                                Expeditors International
        1,300          -       1,300           Washington Inc (a)                    111,293              -         111,293
                                                FedEx Corp
        3,500          -       3,500                                                 402,955              -         402,955
                                                United Parcel Service Inc
            -    250,500     250,500                                                       -     20,308,035      20,308,035
                                                                                ------------- -------------- ---------------

                                                                                     984,358     20,308,035      21,292,393
                                                                                ------------- -------------- ---------------
                                        1.45%   Web Portals
                                                Google Inc (b)
        5,200     31,600      36,800                                               2,173,288     13,206,904      15,380,192

                                        3.71%   Wireless Equipment
                                                American Tower Corp (b)
            -    266,600     266,600                                                       -      9,101,724       9,101,724
                                                Motorola Inc
      209,600    270,600     480,200                                               4,474,960      5,777,310      10,252,270
                                                Qualcomm Inc
       45,100    346,400     391,500                                               2,315,434     17,784,176      20,099,610
                                                                                ------------- -------------- ---------------

                                                                                   6,790,394     32,663,210      39,453,604
                                                                                ------------- -------------- ---------------
-------------- ---------- ----------- -------- --------------------------------
                                                TOTAL COMMON STOCKS
                                                                                $180,377,779   $865,777,386  $1,046,155,165
-------------- ---------- ----------- -------- -------------------------------- ------------- -------------- ---------------
    Principal
               Principal   Principal
       Amount     Amount      Amount    0.01%   U.S. GOVERNMENT & GOVERNMENT           Value          Value           Value
                                               AGENCY OBLIGATIONS
-------------- ---------- -----------                                           ------------- -------------- ---------------
                                        0.01%   U.S. Treasury Bill
      $     -   $          $                    4.505%, 6/22/2006 (c)               $      -     $   99,344     $    99,344
                 100,000     100,000
-------------- ---------- ----------- -------- -------------------------------- ------------- -------------- ---------------
                                                TOTAL U.S. GOVERNMENT &             $      -     $   99,344     $    99,344
                                               GOVERNMENT AGENCY OBLIGATIONS
-------------- ---------- ----------- -------- -------------------------------- ------------- -------------- ---------------

                                        0.69%   SHORT TERM INVESTMENTS
                                        0.69%   Commercial Paper
                                                Amsterdam Funding
      $     -   $          $                    4.84%, 5/ 1/2006                    $      -     $  400,000     $   400,000
                 400,000     400,000
                                                Beethoven Funding Corp
                                                4.84%, 5/11/2006
            -    250,000     250,000                                                       -        249,664         249,664
                                                Belmont Funding
                                                4.86%, 5/ 1/2006
            -    400,000     400,000                                                                400,000         400,000
                                                                                           -
                                                Gemini Securitization LLC
                                                4.83%, 5/ 1/2006
            -    400,000     400,000                                                       -        400,000         400,000
                                                Greyhawk Funding LLC
                                                4.83%, 5/ 1/2006
            -    400,000     400,000                                                       -        400,000         400,000
                                                Investment in Joint Trading
                                               Account; Federal Home Loan
                                               Bank
                                                4.65%, 5/ 1/2006
            -  2,502,000   2,502,000                                                       -      2,502,000       2,502,000
                                                Paradigm Funding LLC
                                                4.84%, 5/ 1/2006
            -    400,000     400,000                                                       -        400,000         400,000
                                                Surrey Funding
                                                4.85%, 5/ 1/2006
            -    400,000     400,000                                                       -        400,000         400,000
                                                Three Crowns Funding LLC
                                                4.84%, 5/ 1/2006
            -    400,000     400,000                                                       -        400,000         400,000
                                                Waterfront Funding Corp
                                                4.86%, 5/ 1/2006
            -  1,350,000   1,350,000                                                       -      1,350,000       1,350,000
                                                Westpac Banking Corp
                                                4.85%, 5/ 1/2006
            -    400,000     400,000                                                       -        400,000         400,000
-------------- ---------- ----------- -------- -------------------------------- ------------- -------------- ---------------
                                                TOTAL SHORT TERM INVESTMENTS        $      -    $ 7,301,664    $  7,301,664
-------------- ---------- ----------- -------- -------------------------------- ------------- -------------- ---------------

                                        1.90%   MONEY MARKET FUNDS
   11,788,000                                   BNY Institutional Cash                          $ 8,366,000               $
               8,366,000  20,154,000           Reserve Fund (d)                  $11,788,000                     20,154,000
-------------- ---------- ----------- -------- -------------------------------- ------------- -------------- ---------------
                                                TOTAL MONEY MARKET FUNDS                        $ 8,366,000    $ 20,154,000
                                                                                 $11,788,000
-------------- ---------- ----------- -------- -------------------------------- ------------- -------------- ---------------
                                      101.35%   Total Investments
                                                                                $192,165,779   $881,544,394  $1,073,710,173
                                       -1.35%   Liabilities in Excess of
                                               Other Assets, Net                (12,747,048)    (1,575,172)    (14,322,220)
                                                                                ------------- -------------- ---------------
                                      100.00%   TOTAL NET ASSETS
                                                                                $179,418,731   $879,969,222  $1,059,387,953
                                                                                ============= ============== ===============


(a)  Security or a portion of the security was on loan at the end of the period.
(b)  Non-Income Producing Security
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $99,344 or 0.01% of net assets.
(d)  Security was purchased with the cash proceeds from securities loans.

   Unrealized Appreciation
  (Depreciation)
   Unrealized Appreciation          $             $              $
                                   10,797,694    73,408,686     84,206,380
   Unrealized Depreciation
                                   (9,950,572)   (21,658,149)   (31,608,721)
                                   ------------- -------------- ---------------
   Net Unrealized Appreciation
  (Depreciation)                   847,122       51,750,537     52,597,659
   Cost for federal income tax
  purposes                         191,318,657   829,793,857    1,021,112,514


                                       SCHEDULE OF FUTURES CONTRACTS
                                                                                         Current       Unrealized
  Number of     Number     Number                                         Original        Market
                  of          of                                                                     Appreciation/
  Contracts                             Type                                Value         Value
               Contracts  Contracts                                                                  (Depreciation)
-------------- ---------- -----------  -------------------------------- ------------- -------------- ---------------
                                        Buy:
                                        S&P 500 eMini; June 2006         $             $              $
-              117        117                                              7,663,321     7,698,015      34,694



                                           SCHEDULE OF FOREIGN CURRENCY CONTRACTS

                                       Foreign Currency                                                  Net
  Contracts    Contracts  Contracts                                                                    Unrealized
     to           to          to                            Delivery
   Deliver      Deliver     Deliver    Sale Contracts                   In Exchange    Value          Appreciation
                                                                Date            For
-------------- ---------- ----------- -------------------------------                                ---------------
                                                                      -------------- ---------------
               20,708,728               Swiss Francs       06/15/2006   $              $               $
-                         20,708,728                                  16,352,826     16,716,058      (363,233)
               21,458,074               Danish Kroner
-                         21,458,074                      02/28/2006  3,580,822      3,631,480       (50,658)


As of April 30, 2006, all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

                     Pro Forma Notes to Financial Statements
                                 April 30, 2006
                                   (unaudited)

1. Description of the Funds
Partners LargeCap Growth Fund II is a series of Principal Investors Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.  Basis of Combination
On September 11, 2006, the Board of Directors of Principal Investors Fund, Inc., Partners LargeCap Growth Fund approved an Agreement and Plan of Reorganization (the "Reorganization") whereby, subject to approval by the shareholders of Partners LargeCap Growth Fund, Partners LargeCap Growth Fund II will acquire all the assets of Partners LargeCap Growth Fund subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of Partners LargeCap Growth Fund II.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2006. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of Partners LargeCap Growth Fund and Partners LargeCap Growth Fund II at April 30, 2006. The unaudited pro forma statements of operations reflect the results of operations of Partners LargeCap Growth Fund and Partners LargeCap Growth Fund II for the twelve months ended April 30, 2006. The statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Partners LargeCap Growth Fund and Partners LargeCap Growth Fund II under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Partners LargeCap Growth Fund II for pre-combination periods will not be restated.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3.  Significant Accounting Policies
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  Security Valuation
Partners LargeCap Growth Fund and Partners LargeCap Growth Fund II value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by the Fund's Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds' net asset values are ordinarily not reflected in the Funds' net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds' net asset values are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security's fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds' net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

Short-term securities are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

                     Pro Forma Notes to Financial Statements
                                 April 30, 2006
                                   (unaudited)

5. Currency Translation
Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the London Exchange. The identified cost of the Funds' holdings are translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

6. Futures Contracts
Partners LargeCap Growth Fund and Partners LargeCap Growth Fund II may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Funds agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds' cost basis in the contract.

7. Foreign Currency Contracts
At April 30, 2006, Partners LargeCap Growth Fund II owned forward contracts to sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The foreign currency contracts outstanding as of April 30, 2006 are included in the schedules of investments.


8. Capital Shares
The pro forma net asset value per share assumes issuance of shares of Partners LargeCap Growth Fund II that would have been issued at April 30, 2006, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of Partners LargeCap Growth Fund, as of April 30, 2006, divided by the net asset value per share of the Partners LargeCap Growth Fund II as of April 30, 2006. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

9. Pro Forma Adjustments
The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30, 2006. The expenses of the Partners LargeCap Growth Fund were adjusted assuming the fee structure of the Partners LargeCap Growth Fund II was in effect for the twelve months ended April 30, 2006.

10. Distributions
No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

                                     PART C

                                OTHER INFORMATION

Item 15.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

     (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

     (ii) The corporate representative actually received an improper personal benefit in money, property, or services; or

     (iii)In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI,
Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 16. Exhibits.

Unless otherwise stated, all filing references are to File No. 33-59474

1      (1)     a.  Articles of Amendment and Restatement (filed 4/12/96)
               b.  Articles of Amendment and Restatement (filed 9/22/00)
               c.  Articles of Amendment and Restatement dated 6/14/02 (filed 12/30/02)
               d.  Articles of Amendment and dated 5/23/05 (filed 9/8/05)
               e.  Articles of Amendment and dated 9/30/05 (filed 11/22/05)

       (2)     a.    Articles of Amendment (filed 9/12/97)
               b.    Articles of Amendment dated 7/7/06 (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

       (3)     a.   Certificate of Correction dated 9/14/00 (filed 9/22/00)
               b.   Certificate of Correction dated 12/13/00 (filed 10/12/01)

       (4)     a.  Articles Supplementary dated 12/11/00 (filed 10/12/01)
               b.  Articles Supplementary dated 3/12/01 (filed 10/12/01)
               c.  Articles Supplementary dated 4/16/02 (filed 12/30/02)
               d.  Articles Supplementary dated 9/25/02 (filed 12/30/02)
               e.  Articles Supplementary dated 2/5/03 (filed 02/26/03)
               f.  Articles Supplementary dated 4/30/03 (filed 9/11/03)
               g.  Articles Supplementary dated 6/10/03 (filed 9/11/03)
               h.  Articles Supplementary dated 9/9/03 (filed 9/11/03)
               i.  Articles Supplementary dated 11/6/03 (filed 12/15/03)
               j.  Articles Supplementary dated 1/29/04 (filed 2/26/04)
               k.  Articles Supplementary dated 3/8/04  (filed 7/27/04)
               l.  Articles Supplementary dated 6/14/04 (filed 9/27/04)
               m.  Articles Supplementary dated 9/13/04 (filed 12/13/04)
               n.  Articles Supplementary dated 10/1/04 (filed 12/13/04)
               o.  Articles Supplementary dated 12/13/04 (filed 2/28/05)
               p.  Articles Supplementary dated 2/4/05 (filed 5/16/05)
               q.  Articles Supplementary dated 2/24/05 (filed 5/16/05)
               r.  Articles Supplementary dated 5/6/05 (filed 9/8/05)
               s.  Articles Supplementary dated 12/20/05 (filed 2/28/06)
               t.  Articles Supplementary dated 9/19/06  (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

2                   By-laws (filed 9/11/03)

3                   Not Applicable

4                   Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).

5                   Included in Exhibits 1 and 2 hereto.

6      (1)      a.   Management Agreement (filed 9/12/97)
                b.   1st Amendment to the Management Agreement (filed 9/22/00)
                c.   Management Agreement (filed 12/5/00)
                d.   Amendment to Management Agreement dated 9/9/02 (filed 12/30/02)
                e.   Amendment to Management Agreement dated 3/11/02 (filed 02/26/03)
                f.   Amendment to Management Agreement dated 12/10/02 (filed 02/26/03)
                g.   Amendment to Management Agreement dated 10/22/03 (filed 12/15/03)
                h.   Amendment to Management Agreement dated 3/8/04 (filed 6/1/04)
                i.   Amendment to Management Agreement dated 6/14/04 (filed 9/27/04)
                j.   Amendment to Management Agreement dated 7/29/04 (filed 9/27/04)
                k.   Amendment to Management Agreement dated 9/13/04 (filed 9/27/04)
                l.   Amendment to Management Agreement dated 12/13/04 (filed 2/28/05)
                m.   Amendment to Management Agreement dated 1/1/05 (filed 2/28/05)
                n.   Amendment to Management Agreement dated 9/30/05 (11/22/05)
                o.   Form of Amendment to Management Agreement (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

       (2)      a.   Invista Sub-Advisory Agreement (filed 9/12/97)
                b.   1st Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)
                c.   2nd Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)

       (3)      a.   American Century Sub-Advisory Agreement (filed 12/5/00)
                b.   Amended & Restated Sub-Advisory Agreement with Amer. Century (filed 9/11/03)
                c.   Amended & Restated Sub-Advisory Agreement with Amer. Century (filed 9/27/04)
                d.   Amended & Restated  Sub-Advisory Agreement with Amer. Century dated 6/13/05 (filed 9/8/05)
                e.   Amended & Restated  Sub-Advisory Agreement with Amer. Century *

       (4)      a.   Bernstein Sub-Advisory Agreement (filed 12/5/00)
                b.   Amendment to Bernstein Sub-Advisory Agreement dated 3/28/03 (filed 9/11/03)
                c.   Amended & Restated Bernstein Sub-Advisory Agreement dated 7/1/04 (filed 9/27/04)

       (5)      a.   BT Sub-Advisory Agreement (filed 9/22/00)

       (6)      a.   Federated Sub-Advisory Agreement (filed 12/5/00)
                b.   Federated Amended & Restated Sub-Advisory Agreement dated 10/31/03 (filed 12/15/03)

       (7)      a.   Neuberger Berman Sub-Advisory Agreement (filed 12/5/00)
                b.   Amended & Restated Sub-Advisory Agreement with Neuberger Berman (filed 9/11/03)
                c.   Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 10/31/03 (filed 12/15/03)
                d.   Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 7/1/04 (filed 2/28/05)

       (8)      a.   Morgan Stanley Sub-Advisory Agreement-PLCGI (filed 12/5/00)
                b.   Amended & Restated Sub-Advisory Agreement with MSAM dated 11/25/03  (filed 7/27/04)
                c.   Amended & Restated Sub-Advisory Agreement with MSAM dated 6/30/04  (filed 2/28/05)

       (9)      a.   Principal Capital Income Investors Sub-Advisory Agreement (filed 2/27/01)
                b.   1st Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
                c.   2nd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
                d.   3rd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)

      (10)      a.   Principal Capital Real Estate Investors Sub-Advisory Agreement (filed 2/27/01)
                b.   1st Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
                c.   2nd Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
                d.   Amended & Restated Sub-Advisory Agreement with PCREI (filed 9/11/03)
                e.   Amended & Restated Sub-Advisory Agreement with PREI dated 9/12/05 (filed 12/29/05)
                f.   Amended & Restated Sub-Advisory Agreement with PREI dated 1/1/06 (Filed 2/28/06)

      (11)      a.   Turner Sub-Advisory Agreement (filed 12/5/00)

      (12)      a.   PCII Cash Management Sub-Advisory Agreement (filed 2/27/01)
                b.   Amendment to PCII Cash Management Sub-Advisory Agreement (filed 12/30/02)
                c.   Amended & Restated Cash Management Sub-Advisory Agreement dated 10/23/03 (filed 12/15/03)

      (13)      a.   Ark Asset Management Sub-Advisory Agreement (filed 2/27/01)
                b.   Amended & Restated Sub-Advisory Agreement with Ark (filed 9/11/03)

      (14)      a.   Morgan Stanley Sub-Advisory Agreement - PMCB (filed 2/27/01)
                b.   Amended & Restated Sub-Advisory Agreement with MSAM dated 11/25/03 (filed 7/27/04)

      (15)      a.   Spectrum Sub-Advisory Agreement (filed 04/29/02)
                b.   Amended & Restated Sub-Advisory Agreement with Spectrum (filed 9/11/03)

      (16)      a.   UBS Global Asset Management Sub-Advisory Agreement (filed 04/29/02)
                b.   Amended & Restated Sub-Advisory Agreement with UBS (filed 9/11/03)
                c.   Amended & Restated Sub-Advisory Agreement with UBS dated 4/1/04 filed 6/1/04)

      (17)      a.   Dreyfus Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended Dreyfus Sub-Advisory Agreement dated 11/25/03 (filed 12/15/03)
                c.   Amended Dreyfus Sub-Advisory Agreement dated 6/30/04 (filed 2/28/05)

      (18)      a.   JP Morgan Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended & Restated Sub-Advisory Agreement with JP Morgan (filed 9/11/03)

      (19)      a.   Principal Global Investors Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)
                c.   Amended & Restated Sub-Advisory Agreement with PGI (filed 9/11/03)
                d.   Amended & Restated Sub-Advisory Agreement with PGI (filed 6/1/04)
                e.   Amended & Restated Sub-Advisory Agreement with PGI dated 7-04 (filed 9/27/04)
                f.   Amended & Restated Sub-Advisory Agreement with PGI dated 9-13-04 (filed 12/13/04)
                g.   Amended & Restated Sub-Advisory Agreement with PGI dated 12-13-05 (filed 2/28/06)
                h.   Amended & Restated Sub-Advisory Agreement with PGI dated 7-1-05 (filed 9/8/05)
                i.   Sub-Sub-Advisory Agreement with Spectrum  dated 7-1-2005 (filed 12/29/05)
                j.   Sub-Sub-Advisory Agreement with Post dated 7-1-2005 (filed 12/29/05)
                k.   Amended & Restated Sub-Advisory Agreement with PGI dated 3-1-06 (filed 2/28/06)

      (20)      a.   Putnam Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended & Restated Sub-Advisory Agreement with Putnam (filed 9/11/03)

      (21)      a.   Goldman Sachs Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended & Restated Sub-Advisory Agreement with Goldman Sachs (filed 9/11/03)
                c.   Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 11/20/03 (filed 12/15/03)
                d.   Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 6/30/04 (filed 2/28/05)

      (22)      a.   Wellington Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended & Restated Sub-Advisory Agreement with Wellington (filed 9/11/03)

      (23)      a.   Fidelity Sub-Advisory Agreement (filed 2/26/04)
                b.   Fidelity Sub-Sub-Advisory Agreement (filed 12/15/03)
                c.   Amended & Restated Fidelity Sub-Advisory Agreement dated 12/29/04 (filed on 2/28/05)

      (24)      a.   T. Rowe Price Sub-Advisory Agreement (filed 6/1/04)
                b.   Amended & Restated Sub-Advisory Agreement with T. Rowe Price (filed 9/27/04)
                c.   Amended & Restated Sub-Advisory Agreement with T. Rowe Price dated 8/1/05 (filed 12/29/05)

      (25)      a.   Grantham, Mayo, Van Otterloo Sub-Advisory Agreement (filed 6/1/04)

      (26)      a.   Mazama Capital Management Sub-Advisory Agreement (filed 6/1/04)

      (27)      a.   Dimensional Fund Advisors Sub-Advisory Agreement (filed 6/1/04)

      (28)      a.   Emerald Advisors, Inc. Sub-Advisory Agreement (filed 9/27/04)

      (29)      a.   Los Angeles Capital Management Sub-Advisory Agreement (filed 9/27/04)
                b.   Amended & Restated Sub-Advisory Agreement with LA Capital dated 9/12/05 (filed 11/22/05)

      (30)      a.   Post Advisory Group Sub-Advisory Agreement dated 12/29/04 (filed 2/28/05)
                b.   Amended & Restated Sub-Adv Agreement with Post dated 9/12/05 (filed 12/29/05)

      (31)      a.   Mellon Equity Associates LLP Sub-Advisory Agreement dated 12/21/04 (filed 2/28/05)
                b.   Amended & Restated Sub-Advisory Agreement with Mellon Equity dated 8/8/05 (filed 11/22/05)

      (32)      a.   Columbus Circle Investors Sub-Advisory Agreement dated 1/5/05 (filed 9/8/05)

      (33)      a.   Barrow Hanley Sub-Advisory Agreement dated 7/12/05 (filed 9/8/05)

      (34)      a.   Vaughan Nelson Investment Management Sub-Advisory Agreement dated 9/21/05 (filed 11/22/05)

      (35)      a.   Nuveen Sub-Advisory Agreement dated 3/1/06 (filed 2/28/06)

      (36)      a.   Bank of New York Sub-Advisory Agreement dated 3/1/06 (filed 2/28/06)

      (37)      a.   Form of WM Advisors, Inc. Sub-Advisory Agreement (filed 9/20/06 as an exhibit to Form N-14, file no.333-137477)

      (38)      a.   Form of Van Kampen Sub-Advisory Agreement (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

7      (1)      a.   Distribution Agreement (filed 4/12/96)
                b.   1st Amendment to the Distribution Agreement (filed 9/22/00)
                c.   Distribution Agreement (filed 9/22/00)
                d.   Distribution Plan and Agreement (Select Class)(filed 12/30/02)
                e.   Amended and Restated Distribution Plan and Agreement (Select Class)(filed 12/30/02)
                f.   Amended and Restated Distribution Plan and Agreement (Advisors Select Class)(filed 12/30/02)
                g.   Amended and Restated Distribution Plan and Agreement (Advisors Preferred Class)(filed 12/30/02)
                h.   Amended and Restated Distribution Plan and Agreement (Class J)(filed 12/30/02)
                i.   Amended and Restated Distribution Agreement (filed 12/30/02)
                j.   Amendment to Distribution Plan and Agreement (Advisors Preferred Class) (filed 02/26/03)
                k.   Amendment to Distribution Plan and Agreement (Advisors Select Class) (filed 02/26/03)
                l.   Amendment to Distribution Plan and Agreement (Select Class) (filed 02/26/03)
                m.   Amendment to Distribution Agreement dated 03/02 (filed 02/26/03)
                n.   Amendment to Distribution Agreement dated 12/02 (filed 02/26/03)
                o.   Amended & Restated Distribution Agreement dated 10/22/03 (filed 12/15/03)
                p.   Amended & Restated Distribution Agreement dated 6/14/04 (filed 9/27/04)
                q.   Amended & Restated Distribution Agreement dated 2/24/05 (filed 9/8/05)

       (2)      a.   Selling Agreement--Advantage Classes (filed 9/11/03)
                b.   Selling Agreement--J Shares (filed 9/11/03)
                c.   Selling Agreement--Class A and Class B Shares (filed 9/8/05)

8                    Not Applicable

9      (1)      a.   Domestic Portfolio Custodian Agreement with Bank of New York (filed 4/12/96)
                b.   Domestic Funds Custodian Agreement with Bank of New York (filed 12/5/00)
                c.   Domestic and Global Custodian Agreement with Bank of New York (filed 11/22/05)

       (2)      a.   Global Portfolio Custodian Agreement with Chase Manhattan Bank (filed 4/12/96)
                b.   Global Funds Custodian Agreement with Chase Manhattan Bank (filed 12/5/00)

10                   Rule 12b-1 Plan
       (1)           Advisors Preferred Plan (filed 9/22/2000)
                a.   Amended & Restated dated 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dated 3/11/04 (filed 3/14/04)
                c.   Amended & Restated dated 6/14/04 (filed 9/27/04)
                d.   Amended & Restated dated 9/13/04 (filed 9/27/04)
                e.   Amended & Restated dated 12/13/04 (filed 2/28/05)
                f.   Amended & Restated dated 9/30/05 (filed 11/22/05)
                g.   Amended & Restated dated 9/11/06 *

       (2)           Advisors Select Plan (filed 9/22/2000)
                a.   Amended & Restated dated 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dated 3/11/04 (filed 3/14/04)
                c.   Amended & Restated dated 6/14/04 (filed 9/27/04)
                d.   Amended & Restated dated 9/13/04 (filed 9/27/04)
                e.   Amended & Restated dated 12/13/04 (filed 2/28/05)
                f.   Amended & Restated dated 9/30/05 (filed 11/22/05)
                g.   Amended & Restated dated 9/11/06 *

       (3)           Select Plan (filed 12/30/02)
                a.   Amended & Restated dated 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dated 3/11/04 (filed 3/14/04)
                c.   Amended & Restated dated 6/14/04 (filed 9/27/04)
                d.   Amended & Restated dated 9/13/04 (filed 9/27/04)
                e.   Amended & Restated dated 12/13/04 (filed 2/28/05)
                f.    Amended & Restated dated 9/30/05 (filed 11/22/05)
                g.   Amended & Restated dated 9/11/06 *

       (4)           Class J Plan (filed 12/30/02)
                a.   Amended & Restated dated 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dated 9/13/04 (filed 9/27/04)
                c.   Amended & Restated dated 12/13/04 (filed 2/28/05)
                d.   Amended & Restated dated 9/30/05 (filed 11/22/05)
                e.   Amended & Restated dated 9/11/06 *

       (5)           Advisors Signature Plan (filed 12/13/04)
                a.   Amended & Restated dated 9/13/04 (filed 9/27/04)
                b.   Amended & Restated dated 12/13/04 (filed 2/28/05)
                c.   Amended & Restated dated 9/30/05 (filed 11/22/05)
                d.   Amended & Restated dated 9/11/06 *

       (6)           Class A Plan (filed 2/28/05)
                a.   Amended & Restated dated 9/30/05 (filed 11/22/05)
                b.   Amended & Restated dated 9/11/06 (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

       (7)           Class B Plan (filed 2/28/05)
                a.   Amended & Restated dated 9/30/05 (filed 11/22/05)
                b.   Amended & Restated dated 9/11/06 (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

       (8)           Class C Plan (filed 2/28/05)
                a.   Dated 9/11/06 (filed 9/20/06 as an exhibit to Form N-14, file no. 333-137477)

 (n)                 Rule 18f-3 Plan (filed 2/28/05)

11     Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *

12     Forms of Opinions and Consent of counsel on tax matters- To be filed by amendment

13     Not Applicable

14     Consent of Independent Registered Public Accountants

       (a) Consent of Ernst & Young LLP *

15     Not Applicable

16     (a)  Powers of Attorney *

17     (a)  Prospectuses of Principal Investors Fund dated March 1, 2006 (filed 3/20/06)

       (b)  Statement of Additional Information of Principal Investors Fund dated March 1, 2006 (filed 3/20/06)

       (c)  Annual Report of Principal Investors Fund, Inc. for the fiscal year ended October 31, 2005 (filed 12/21/05)

       (d)  Semi-Annual Report of Principal Investors Fund, Inc. for the period ended April 30, 2006 (filed 6/28/06)

* Filed Herewith.


Item 17.       Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Principal Investors Fund, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines and State of Iowa, on the 5th day of October, 2006.

                                               Principal Investors Fund, Inc.
                                                      (Registrant)

                                               By   /s/ R. C. Eucher
                                               R. C. Eucher
                                               Director, President and
                                               Chief Executive Officer

Attest:  /s/ James F. Sager
James F. Sager
Assistant Secretary

     Pursuant  to  the   requirement  of  the  Securities  Act  of  1933,   this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                    Title                              Date

/s/ R. C. Eucher             Director, President and            October 5, 2006
R. C. Eucher                 Chief Executive Officer
                             (Principal Executive Officer)

  (L. D. Zimpleman)*         Director and Chairman              October 5, 2006
L. D. Zimpleman                   of the Board

/s/ J. R. Brown              Vice President and                 October 5, 2006
J. R. Brown                  Chief Financial Officer
                             (Principal Accounting Officer)

   (E. A. Ballantine)*       Director                           October 5, 2006
E. A. Ballantine

   (J. D. Davis)*            Director                           October 5, 2006
J. D. Davis

   (R. W. Gilbert)*          Director                           October 5, 2006
R. W. Gilbert

   (M. A. Grimmett)*         Director                           October 5, 2006
M. A. Grimmett

    (F.S. Hirsch)            Director                           October 5, 2006
F.S. Hirsch

   (W. C. Kimball)*          Director                           October 5, 2006
W. C. Kimball

   (B. A. Lukavsky)*         Director                           October 5 , 2006
B. A. Lukavsky

*By    /s/ R. C. Eucher
R. C. Eucher
Director, President and Chief Executive Officer
Pursuant to Powers of Attorney filed herewith.

                                  EXHIBIT INDEX


    Exhibit No.      Description

         4           Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)

      6(3)(e)        Amended & Restated  Sub-Advisory Agreement with Amer. Century

     10(1)(g)        Amended & Restated Distribution Plan and Agreement Advisors Preferred Plan dated 9/11/06

     10(2)(g)        Amended & Restated Distribution Plan and Agreement  Advisors Select Plan dated 9/11/06

     10(3)(g)        Amended & Restated Distribution Plan and Agreement Select Plan dated 9/11/06

     10(4)(e)        Amended & Restated Distribution Plan and Agreement Class J dated 9/11/06

     10(5)(d)        Amended & Restated Distribution Plan and Agreement Advisors Signature dated 9/11/06

        11           Opinion and Consent of counsel regarding legality of issuance of shares and other matters

       14(a)         Consent of Ernst & Young LLP, Independent Registered Public Accountants

       16(a)         Powers of Attorney